                                                                    Exhibit 4.28
================================================================================

                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                      among

                  REPUBLIC NEW YORK CORPORATION, as Depositor,

                             BANKERS TRUST COMPANY,
                              as Property Trustee,

                            BANKERS TRUST (DELAWARE),
                              as Delaware Trustee,

                                       and

                    THE ADMINISTRATIVE TRUSTEES NAMED HEREIN

                      Dated as of ____________, __________

                         REPUBLIC NEW YORK CAPITAL ____

================================================================================

                         REPUBLIC NEW YORK CAPITAL ____

            Certain Sections of this Declaration of Trust relating to
                         Sections 310 through 318 of the
                          Trust Indenture Act of 1939:

Trust Indenture                                             Declaration of Trust
Act Section                                                       Section
---------------                                             --------------------

(ss.) 310 (a)(1) ........................................         8.7
      (a)(2)     ........................................         8.7
      (a)(3)     ........................................         8.9
      (a)(4)     ........................................         2.7(a)(ii)
      (b)        ........................................         8.8
(ss.) 311 (a)    ........................................         8.13
      (b)        ........................................         8.13
(ss.) 312 (a)    ........................................         5.7
      (b)        ........................................         5.7
      (c)        ........................................         5.7
(ss.) 313 (a)    ........................................         8.14(a)
      (a)(4)     ........................................         8.14(b)
      (b)        ........................................         8.14(b)
      (c)        ........................................        10.8
      (d)        ........................................         8.14(c)
(ss.) 314 (a)    ........................................         8.15
      (b)        ........................................   Not Applicable
      (c)(1)     ........................................         8.16
      (c)(2)     ........................................         8.16
      (c)(3)     ........................................   Not Applicable
      (e)        ........................................         1.1, 8.16
(ss.) 315 (a)    ........................................         8.1(a), 8.3(a)
      (b)        ........................................         8.2, 10.8
      (c)        ........................................         8.1(a)
      (d)        ........................................         8.1, 8.3
      (e)        ........................................   Not Applicable
(ss.) 316 (a)    ........................................   Not Applicable
      (a)(l)(A)  ........................................   Not Applicable
      (a)(l)(B)  ........................................   Not Applicable
      (a)(2)     ........................................   Not Applicable
      (b)        ........................................         5.14
      (c)        ........................................         6.7
(ss.) 317 (a)(1) ........................................   Not Applicable
      (a)(2)     ........................................   Not Applicable
      (b)        ........................................         5.9
(ss.)318(a)      ........................................        10.10

Note This reconciliation and tie sheet shall not, for any purpose, be deemed to be a part of the Declaration of Trust.

                                TABLE OF CONTENTS

                                                                        Page
                                                                        ----
ARTICLE I.  DEFINED TERMS
SECTION 1.1.    Definitions. .......................................      1

ARTICLE II.  ESTABLISHMENT OF THE TRUSTS
SECTION 2.1.    Name................................................      9
SECTION 2.2.    Office of the Delaware Trustee;
                Principal Place of Business                               9
SECTION 2.3.    Initial Contribution of Trust Property,
                Organizational Expenses.............................      9
SECTION 2.4.    Issuance of Preferred Securities....................      9
SECTION 2.5.    Issuance of the Common Securities;
                Subscription and Purchase of Junior
                Subordinated Debt Securities .......................      9
SECTION 2.6.    Purpose; Appointment of Trustees....................     10
SECTION 2.7.    Authorization to Enter into Certain Transactions....     10
SECTION 2.8.    Assets of Trust.....................................     14
SECTION 2.9.    Title to Trust Property.............................     14

ARTICLE III.  PAYMENT ACCOUNT
SECTION 3.1.    Payment Account.....................................     14

ARTICLE IV.  DISTRIBUTIONS; REDEMPTION..............................     14
SECTION 4.1.    Distributions.......................................     14
SECTION 4.2.    Redemption..........................................     15
SECTION 4.3.    Subordination of Common Securities..................     17
SECTION 4.4.    Payment Procedures..................................     18
SECTION 4.5.    Tax Returns and Reports.............................     18
SECTION 4.6.    Payment of Taxes, Duties, Etc. of the Trust.........     19
SECTION 4.7.    Payments under Indenture............................     19

ARTICLE V.  TRUST SECURITIES CERTIFICATES...........................     19
SECTION 5.1.    Initial Ownership...................................     19
SECTION 5.2.    Trust Securities Certificates.......................     19
SECTION 5.3.    Execution and Delivery of Trust Securities
                Certificates .......................................     19
SECTION 5.4.    Restrictions on Transfer; Registration of
                Transfer and Exchange of Preferred Securities
                Certificates .......................................     19
SECTION 5.5.    Mutilated, Destroyed, Lost or Stolen Trust
                Securities Certificates.............................     20
SECTION 5.6.    Persons Deemed Security Holders.....................     21
SECTION 5.7.    Access to List of Securityholders' Names
                and Addresses ......................................     21
SECTION 5.8.    Maintenance of Office or Agency; Transfer Agent.....     21
SECTION 5.9.    Appointment of Paying Agent.........................     21
SECTION 5.10.   Ownership of Common Securities by Depositor.........     22
SECTION 5.11.   Book-Entry Preferred Securities Certificates;
                Common Securities Certificates......................     22
SECTION 5.12.   Notices to Clearing Agency..........................     23
SECTION 5.13.   Definitive Preferred Securities Certificates........     23
SECTION 5.14.   Rights of Securityholders...........................     24

ARTICLE VI.  ACTS OF SECURITYHOLDERS; MEETINGS; VOTING .............     25
SECTION 6.1.    Limitations on Preferred Securityholders'
                Voting Rights ......................................     25
SECTION 6.2.    Notice of Meetings..................................     26
SECTION 6.3.    Meetings of Preferred Securityholders...............     26
SECTION 6.4.    Voting Rights.......................................     27

                                                                        Page
                                                                        ----
SECTION 6.5.    Proxies, etc. .......................................     27
SECTION 6.6.    Securityholder Action by Written Consent.............     27
SECTION 6.7.    Record Date for Voting and Other Purposes............     27
SECTION 6.8.    Acts of Preferred Securityholders....................     28
SECTION 6.9.    Inspection of Records................................     28

ARTICLE VII.  REPRESENTATIONS AND WARRANTIES ........................     29
SECTION 7.1.    Representations and Warranties of the Property
                Trustee and the Delaware Trustee.....................     29
SECTION 7.2.    Representations and Warranties of Depositor..........     30

ARTICLE VIII.  THE TRUSTEES ........................................      30
SECTION 8.1.    Certain Duties and Responsibilities..................     30
SECTION 8.2.    Certain Notices......................................     31
SECTION 8.3.    Certain Rights of Property Trustee...................     32
SECTION 8.4.    Not responsible for Recitals.........................     34
SECTION 8.5.    May Hold Securities..................................     34
SECTION 8.6.    Compensation, Indemnity; Fees........................     34
SECTION 8.7.    Corporate Property Trustee Required; Eligibility
                of Trustees .........................................     35
SECTION 8.8.    Conflicting Interests................................     36
SECTION 8.9.    Co-Trustees and Separate Property Trustee............     36
SECTION 8.10.   Resignation and Removal; Appointment of Successor....     37
SECTION 8.11.   Acceptance of Appointment by Successor...............     38
SECTION 8.12.   Merger, Conversion, Consolidation or Succession
                to Business .........................................     39
SECTION 8.13.   Preferential Collection of Claims Against Depositor
                or Trust ............................................     39
SECTION 8.14.   Reports by Property Trustee..........................     39
SECTION 8.15.   Reports to the Property Trustee......................     40
SECTION 8.16.   Evidence of Compliance with Conditions Precedent.....     40
SECTION 8.17    Number of Trustees...................................     40
SECTION 8.18.   Delegation of Power..................................     41

ARTICLE IX.  TERMINATTON, LIQUIDATION AND MERGER ....................     41
SECTION 9.1.    Termination Upon Expiration Date ....................     41
SECTION 9.2.    Early Termination ...................................     42
SECTION 9.3.    Termination .........................................     42
SECTION 9.4.    Liquidation .........................................     42
SECTION 9.5.    Mergers, Consolidations, Amalgamations or
                Replacements of the Trust ...........................     43

ARTICLE X.  MISCELLANEOUS PROVISIONS ................................     44
SECTION 10.1.   Limitation of Rights of Security Holders ............     45
SECTION 10.2.   Liability of the Common Securityholder ..............     45
SECTION 10.3.   Amendment ...........................................     45
SECTION 10.4.   Separability ........................................     46
SECTION 10.5.   Governing Law .......................................     46
SECTION 10.6.   Payments Due on Non-Business Day ....................     46
SECTION 10.7.   Successors ..........................................     46
SECTION 10.8.   Headings ............................................     46
SECTION 10.9.   Reports, Notices and Demands ........................     47
SECTION 10.10   Agreement Not to Petition ...........................     47
SECTION 10.11   Trust Indenture Act, Conflict with Trust
                Indenture Act .......................................     47
SECTION 10.12   Acceptance of Terms of Declaration of Trust,
                Guarantee and Indenture..............................     48

                                    AGREEMENT

      Amended and Restated Declaration of Trust, dated as of ____________, ________, among (i) Republic New York Corporation, a Maryland corporation (including any successors or assigns, the "Depositor"), (ii) Bankers Trust Company, a New York banking corporation, as property trustee, (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank"), (iii) Bankers Trust (Delaware), a Delaware banking corporation, as Delaware trustee (the "Delaware Trustee"), (iv) Thomas F. Robards, an individual, and Stephen Saali, an individual, each of whose address is c/o Republic New York Corporation (each an "Administrative Trustee" and collectively the "Administrative Trustees") (the Property Trustee, the Delaware Trustee and the Administrative Trustees are referred to collectively herein as the "Trustees") and (v) the several Holders, as hereinafter defined.

                                   WITNESSETH

      WHEREAS, the Depositor, the Delaware Trustee and the Administrative Trustees have heretofore duly declared and established a business trust pursuant to the Delaware Business Trust Act by the entering into a certain Declaration of Trust, dated as of November 18, 1997 (the "Original Declaration of Trust"), and by the execution and filing by the Delaware Trustee and the Administrative Trustees with the Secretary of State of the State of Delaware of the Certificate of Trust, filed on November 19, 1997 (the "Certificate of Trust"); and attached as Exhibit A; and

      WHEREAS, the Depositor, the Delaware Trustee and the Administrative Trustees desire to amend and restate the Original Declaration of Trust in its entirety as set forth herein to provide for, among other things, (i) the issuance of the Common Securities by the Trust to the Depositor, (ii) the issuance and sale of the [title of Pfd Securities] Preferred Securities (the "Preferred Securities") by the Trust pursuant to the Underwriting Agreement,
(iii) the acquisition by the Trust from the Depositor of all of the right, title and interest in the Junior Subordinated Debt Securities and (iv) the appointment of Bankers Trust Company, a New York banking corporation, as Property Trustee (in such capacity, the "Property Trustee" and, in its separate corporate capacity and not in its capacity as Property Trustee, the "Bank");

      NOW THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, each party, for the benefit of the other parties and for the benefit of the Securityholders, hereby amends and restates the Original Declaration of Trust in its entirety and agrees as follows:

                                    ARTICLE I

                                  DEFINED TERMS

SECTION 1.1. Definitions.

      For all purposes of this Declaration of Trust, except as otherwise expressly provided or unless the context otherwise requires:

      (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

      (b) all other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

      (c) unless the context otherwise requires, any reference to an "Article" or a "Section" refers to an Article or a Section, as the case may be, of this Declaration of Trust;

      (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Declaration of Trust as a whole and not to any particular Article, Section or other subdivision; and

      "Act" has the meaning specified in Section 6.8.

      "Additional Distribution" has the meaning specified in Section 4.1(c).

      "Administrative Trustee" means each of Thomas F. Robards and Stephen Saali, solely in such Person's capacity as Administrative Trustee of the Trust continued hereunder and not in such Person's individual capacity, or such Administrative Trustee's successor in interest in such capacity, or any successor trustee appointed as herein provided.

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

      "Bank" has the meaning specified in the preamble to this Declaration of Trust.

      "Bankruptcy Event" means, with respect to any Person:

            (a) the entry of a decree or order by a court having jurisdiction in the premises judging such Person a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjudication or composition of or in respect of such Person under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or appointing a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of such Person or of any substantial part of its property or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

            (b) the institution by such Person of proceedings to be adjudicated a bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or State bankruptcy, insolvency, reorganization or other similar law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or similar official) of such Person or of any substantial part of its property or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due and its willingness to be adjudicated a bankrupt, or the taking of corporate action by such Person in furtherance of any such action.

      "Board Resolution " means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Depositor's Board of Directors, or such committee of the Board of Directors or officers of the Depositor to which authority to act on behalf of the Board of Directors has been delegated, and to be in full force and effect on the date of such certification, and delivered to the Trustees.

      "Business Day" means a day other than (a) a Saturday or Sunday, (b) a day on which banking institutions in the City of New York are authorized or required by law or executive order to remain closed or (c) a day on which the Property Trustee's Corporate Trust Office or the Corporate Trust Office of the Debenture Trustee is closed for business.

      "Certificate of Trust" has the meaning specified in the preamble to this Declaration of Trust.

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended. The Depository Trust Company shall be the initial Clearing Agency.

      "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Date" has the meaning specified in the Underwriting Agreement.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Securities" means the [title of common securities] Common Securities, each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $__________ and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

      "Common Securities Certificate" means a certificate evidencing ownership of Common Securities, substantially in the form attached as Exhibit C.

      "Corporate Trust Office" means the principal office of the Property Trustee located in New York City which at the time of the execution of this Declaration of Trust is located at Four Albany Street, New York, New York 10006;
Attention: Corporate Trust and Agency Group - Corporate Market Services.

      "Declaration of Trust" means this Amended and Restated Declaration of Trust, as the same may be modified, amended or supplemented in accordance with the applicable provisions hereof, including all exhibits hereto, including, for all purposes of this Amended and Restated Declaration of Trust, the provisions of the Trust Indenture Act that are deemed to be a part of and govern this Amended and Restated Declaration of Trust and any modification, amendment or supplement of either, respectively.

      "Debenture Event of Default" means an "Event of Default" as defined in the Indenture.

      "Debenture Trustee" means Bankers Trust Company, a New York banking corporation and any successor.

      "Definitive Preferred Securities Certificate" means Preferred Securities Certificates issued in certificated, fully registered form as provided in
Section 5.13.

      "Delaware Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C. ss.ss. 3801, et seq., as it may be amended from time to time.

      "Delaware Trustee" means the corporation identified as the "Delaware Trustee" in the preamble to this Declaration of Trust solely in its capacity as Delaware Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor trustee appointed as herein provided.

      "Depositor" has the meaning specified in the preamble to this Declaration of Trust.

      "Distribution Date" has the meaning specified in Section 4.1(a).

      "Distributions" means amounts payable in respect of the Trust Securities as provided in Section 4.1.

      "Early Termination Event" has the meaning specified in Section 9.2.

      "Event of Default" means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

            (a) the occurrence of a Debenture Event of Default; or

            (b) default by the Trust in the payment of any Distribution when it becomes due and payable, and continuation of such default for a period of 30 days; or

            (c) default by the Trust in the payment of any Redemption Price of any Trust Security when it becomes due and payable; or

            (d) default in the performance, or breach, in any material respect, of any covenant or warranty of the Trustees in this Declaration of Trust (other than a covenant or warranty, a default in the performance or breach of which is addressed in clause (b) or (c) above), and continuation of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the defaulting Trustee or Trustees by the Holders of at least 25% in aggregate Liquidation Amount of the Outstanding Preferred Securities, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

            (e) the occurrence of a Bankruptcy Event with respect to the Property Trustee and the failure by the Depositor to appoint a successor Property Trustee within 60 days thereof.

      "Expiration Date" has the meaning specified in Section 9.1.

      "Federal Reserve" means the Board of Governors of the Federal Reserve System.

      "Guarantee" means the Guarantee Agreement executed and delivered by the Depositor and Bankers Trust Company, as trustee, contemporaneously with the execution and delivery of this Declaration of Trust, for the benefit of the holders of the Trust Securities, as amended from time to time.

      "Global Preferred Securities" means a beneficial interest in the Preferred Securities, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 5.11.

      "Global Preferred Securities Certificate" means a certificate evidencing ownership of Global Preferred Securities, substantially in the form attached as Exhibit B.

      "Indenture" means the Indenture, dated as of December 15, 1997, between the Depositor and the Debenture Trustee, as trustee, (as amended or supplemented from time to time) relating to the issuance of the Junior Subordinated Debt Securities.

      "Junior Subordinated Debt Securities" means the aggregate principal amount of the Depositor's [title of junior subordinated debt], issued pursuant to the Indenture.

      "Junior Subordinated Debt Securities Redemption Date" means, with respect to any Junior Subordinated Debt Securities to be redeemed under the Indenture, the date fixed for redemption under the Indenture.

      "Letter of Representations" means the agreement among the Trust, the Property Trustee and The Depository Trust Company ("DTC"), as the initial Clearing Agency, dated as of the Closing Date.

      "Lien" means any lien, pledge, charge, encumbrance, mortgage, deed of trust, adverse ownership interest, hypothecation, assignment, security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever.

      "Like Amount" means (a) with respect to a redemption of Trust Securities, Trust Securities having a Liquidation Amount equal to that portion of the principal amount of Junior Subordinated Debt Securities to be contemporaneously redeemed in accordance with the Indenture allocated to the Common Securities and the Preferred Securities based upon the relative Liquidation Amounts of such classes and the proceeds of which will be used to pay the Redemption Price of such Trust Securities, and (b) with respect to a distribution of Junior Subordinated Debt Securities to Holders of Trust Securities in connection with a dissolution or liquidation of the Trust, Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Trust Securities of the Holder to whom such Junior Subordinated Debt Securities are distributed.

      "Liquidation Amount" means the stated amount of $__________ per Trust Security.

      "Liquidation Date" means the date on which Junior Subordinated Debt Securities are to be distributed to Holders of Trust Securities in connection with a termination and liquidation of the Trust pursuant to Section 9.4(a).

      "Liquidation Distribution" has the meaning specified in Section 9.4(d).

      "1940 Act" means the Investment Company Act of 1940, as amended.

      "Officers' Certificate" means a certificate signed by the Chairman and Chief Executive Officer, President or a Vice President, and by the Treasurer, an Associate Treasurer, an Assistant Treasurer, the Controller, the Secretary or an Assistant Secretary, of the Depositor, and delivered to the appropriate Trustee. One of the officers signing an Officers' Certificate given pursuant to Section
8.16 shall be the principal executive, financial or accounting officer of the Depositor. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration of Trust shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Trust, the Property Trustee or the Depositor, but not an employee of any thereof, and who shall and which opinion shall be reasonably acceptable to the Property Trustee.

      "Original Declaration of Trust" has the meaning specified in the preamble to this Declaration of Trust.

      "Outstanding", with respect to Preferred Securities, means, as of the date of determination, all Preferred Securities theretofore executed and delivered under this Declaration of Trust, except:

            (a) Preferred Securities theretofore canceled by the Property Trustee or delivered to the Property Trustee for cancellation;

            (b) Preferred Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Property Trustee or any Paying Agent for the Holders of such Preferred Securities, provided that if such Preferred Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Declaration of Trust; and

            (c) Preferred Securities which have been paid or in exchange for or in lieu of which other Preferred Securities have been executed and delivered pursuant to Sections 5.2, 5.4, 5.5, 5.11 and 5.13;

provided, however, that in determining whether the Holders of the requisite Liquidation Amount of the Outstanding Preferred Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Preferred Securities owned by the Depositor, any Trustee or any Affiliate of the Depositor or any Trustee shall be disregarded and deemed not to be Outstanding, except that (a) in determining whether any Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Preferred Securities that a Responsible Officer of such Trustee actually knows to be so owned shall be so disregarded and (b) the foregoing shall not apply at any time when all of the outstanding Preferred Securities are owned by the Depositor, one or more of the Trustees and/or any such Affiliate. Preferred Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Administrative Trustees the pledgee's right so to act with respect to such Preferred Securities and that the pledgee is not the Depositor or any Affiliate of the Depositor.

      "Owner" means each Person who is the beneficial owner of a Global Preferred Security as reflected in the records of the Clearing Agency or, if a Clearing Agency Participant is not the Owner, then as reflected in the records of a Person maintaining an account with such Clearing Agency (directly or indirectly, in accordance with the rules of such Clearing Agency.

      "Paying Agent" means any paying agent or co-paying agent appointed pursuant to Section 5.9 and shall initially be the Bank.

      "Payment Account " means a segregated non-interest-bearing corporate trust account maintained by the Property Trustee with the Bank in its trust department for the benefit of the Securityholders in which all amounts paid in respect of the Junior Subordinated Debt Securities will be held and from which the Property Trustee shall make payments to the Securityholders in accordance with Sections
4.1 and 4.2.

      "Person" means any individual, corporation, partnership, joint venture, trust, limited liability company or corporation, unincorporated organization or government or any agency or political subdivision thereof.

      "Preferred Securities" means the Preferred Securities of the Trust each representing an undivided beneficial interest in the assets of the Trust, having a Liquidation Amount of $__________ per Preferred Security and having the rights provided therefor in this Declaration of Trust, including the right to receive Distributions and a Liquidation Distribution as provided herein.

      "Preferred Securities Certificate" means a certificate evidencing ownership of Preferred Securities, substantially in the form attached as Exhibit B.

      "Preferred Securityholder" means a Person in whose name a Preferred Security or Preferred Securities is registered in the Securities Register; and any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act.

      "Property Trustee" means the commercial bank or trust company identified as the "Property Trustee" in the preamble to this Declaration of Trust solely in its capacity as Property Trustee of the Trust continued hereunder and not in its individual capacity, or its successor in interest in such capacity, or any successor property trustee appointed as herein provided.

      "Redemption Date" means, with respect to any Trust Security to be redeemed, the date fixed for such redemption by or pursuant to this Declaration of Trust; provided, however, that each Junior Subordinated Debt Securities Redemption Date and the stated maturity of the Junior Subordinated Debt Securities shall be a Redemption Date for a Like Amount of Trust Securities.

      "Redemption Price" means, with respect to any Trust Security, the Liquidation Amount of such Trust Security, plus accumulated and unpaid Distributions to the Redemption Date, plus the related amount of the premium, if any, paid by the Depositor upon the concurrent redemption of a Like Amount of Junior

Subordinated Debt Securities, allocated on a pro rata basis (based on Liquidation Amounts) among the Trust Securities.

      "Relevant Trustee" has the meaning specified in Section 8.10.

      "Responsible Officer" means, when used with respect to the Property Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer to the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and having direct responsibility for the administration for this Declaration of Trust, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

      "Securities Register" and "Securities Registrar" have the respective meanings specified in Section 5.4.

      "Securityholder" or "Holder" means a Person in whose name a Trust Security or Trust Securities is registered in the Securities Register; any such Person shall be deemed to be a beneficial owner within the meaning of the Delaware Business Trust Act; provided, however, that in determining whether the Holders of the requisite amount of Preferred Securities have voted on any matter provided for in this Declaration of Trust, then for the purpose of any such determination, so long as Definitive Preferred Securities Certificates have not been issued, the term Securityholders or Holders as used herein shall refer to the Owners.

      "Stated Maturity" has the meaning specified in Section 1.1 of the Indenture.

      "Tax Event" has the meaning specified in Section 1.1 of the Indenture.

      "Transfer Agent" means the Bank as set forth in the preamble to this Declaration of Trust.

      "Trust" means Republic New York Capital _______

      "Trust Indenture Act" has the meaning specified in Section 1.1 of the Indenture.

      "Trust Property" means (a) the Junior Subordinated Debt Securities, (b) the rights of the Property Trustee under the Guarantee, (c) any cash on deposit in, or owing to, the Payment Account and (d) all proceeds and rights in respect of the foregoing.

      "Trust Securities Certificate" means any one of the Common Securities Certificates or the Preferred Securities Certificates.

      "Trust Security" means any one of the Common Securities or the Preferred Securities.

      "Trustees" means, collectively, the Property Trustee, the Delaware Trustee and the Administrative Trustees.

      "Underwriting Agreement" means the agreement dated as of ____________________ among the Trust, the Depositor and __________________.

                                   ARTICLE II

                            CONTINUATION OF THE TRUST

      SECTION 2.1. Name.

      The Trust continued hereby shall be known as "Republic New York Capital __________", as such name may be modified from time to time by the Administrative Trustees following written notice to the Holders of Trust Securities and the other Trustees, in which name the Trustees may conduct the business of the Trust, make and execute contracts and other instruments on behalf of the Trust and sue and be sued.

      SECTION 2.2. Office of the Delaware Trustee; Principal Place of Business.

      The address of the Delaware Trustee in the State of Delaware is Bankers Trust (Delaware), 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266,
Attention: Ms. Lisa Wilkins, or such other address in the State of Delaware as the Delaware Trustee may designate by written notice to the Securityholders and the Depositor. The principal executive office of the Trust is in care of Republic New York Corporation, 452 Fifth Avenue, New York, NY 10018; Attention:
Office of the Secretary.

      SECTION 2.3. Initial Contribution of Trust Property, Organizational Expenses.

      The Property Trustee acknowledges receipt in trust from the Depositor in connection with this Declaration of Trust of the sum of $10, which constitutes the initial Trust Property. The Depositor, as borrower, shall pay all organizational expenses of the Trust as they arise or shall, upon request of any Trustee, promptly reimburse such Trustee for any such expenses paid by such Trustee. The Depositor shall make no claim upon the Trust Property for the payment of such expenses.

      SECTION 2.4. Issuance of the Preferred Securities.

      The Preferred Securities to be issued will be limited to $___________________ aggregate Liquidation Amount outstanding at any one time.

      On ___________________, the Depositor and the Administrative Trustees, on behalf of the Trust, and pursuant to the Original Declaration of Trust, and ______________executed and delivered the Underwriting Agreement. Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with Section 5.2 and delivered to _____________________. a Global Preferred Securities Certificate in book-entry form, registered in the name of the nominee of the initial Clearing Agency, in an aggregate amount of Preferred Securities having an aggregate Liquidation Amount of $_____________________ against receipt of the aggregate purchase price of such Preferred Securities equal to 100% of the Liquidation Amount multiplied by the number of Preferred Securities being purchased which amount the Administrative Trustee shall promptly deliver to the Property Trustee.

      SECTION 2.5. Issuance of the Common Securities; Subscription and Purchase of Junior Subordinated Debt Securities.

      Contemporaneously with the execution and delivery of this Declaration of Trust, an Administrative Trustee, on behalf of the Trust, shall execute or cause to be executed in accordance with Section 5.2 and delivered to the Depositor Common Securities Certificates, registered in the name of the Depositor, in an aggregate amount of ______________ Common Securities having an aggregate Liquidation Amount of $___________ against payment by the Depositor of $_____________ minus the amount previously contributed pursuant to Section 2.3 hereof which amount the Administrative Trustees shall promptly deliver to the Property Trustee. Contemporaneously therewith, an Administrative Trustee, on behalf of the Trust, shall subscribe to and purchase from the Depositor Junior Subordinated Debt Securities, registered in the name of the Trust and having an aggregate principal amount equal to $_______________, and, in satisfaction of the purchase price for such Junior Subordinated Debt Securities, the Property Trustee, on behalf of the Trust, shall deliver to the Depositor the sum of $________________.

      SECTION 2.6. Purpose; Appointment of Trustees.

      The exclusive purposes and functions of the Trust are to (a) issue and sell Trust Securities, (b) use the proceeds from the sale of Trust Securities to acquire the Junior Subordinated Debt Securities, (c) receive payments to be made with respect to the Junior Subordinated Debt Securities, (d) make distributions, and (e) engage in only those other activities necessary, advisable or incidental thereto such as registering the transfer of the Preferred Securities.

      The Depositor hereby appoints the Trustees as trustees of the Trust, to have all the rights, powers and duties to the extent set forth herein, and the Trustees hereby accept such appointment. The Property Trustee hereby declares that it will hold the Trust Property in trust upon and subject to the conditions set forth herein for the benefit of the Trust and the Securityholders. The Administrative Trustees shall have all rights, powers and duties set forth herein and in accordance with applicable law with respect to accomplishing the purposes of the Trust. The Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities, of the Property Trustee or the Administrative Trustees set forth herein. The Delaware Trustee shall be one of the Trustees of the Trust for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Delaware Business Trust Act.

      SECTION 2.7. Authorization to Enter into Certain Transactions.

      (a) The Trustees shall conduct the affairs of the Trust in accordance with the terms of this Declaration of Trust. Subject to the limitations set forth in paragraph (b) of this Section and in accordance with the following provisions
(i) and (ii), the Trustees shall have the authority to enter into all transactions and agreements determined by the Trustees to be appropriate in exercising the authority, express or implied, otherwise granted to the Trustees under this Declaration of Trust, and to perform all acts in furtherance thereof, including without limitation, the following:

            (i) As among the Trustees, each Administrative Trustee shall have the power and authority to act on behalf of the Trust with respect to the following matters:

                  (A) the issuance and sale of the Trust Securities, provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, and, provided further that there shall be no interests in the Trust other than the Trust Securities, and issuance of the Trust Securities shall be limited to a one-time, simultaneous issuance of both Preferred Securities and Common Securities on the Closing Date.;

                  (B) to cause the Trust to enter into, and to execute, deliver and perform on behalf of the Trust, the Underwriting Agreement, the Letter of Representations and such other agreements as may be necessary or desirable in connection with the purposes and function of the Trust;

                  (C) assisting in the registration of the Preferred Securities under the Securities Act of 1933, as amended and under state securities or blue sky laws, and the qualification of this Declaration of Trust as a trust indenture under the Trust Indenture Act;

                  (D) assisting in the listing, if any, of the Preferred
            Securities upon such securities exchange or exchanges as shall be determined by the Depositor and the registration of the Preferred Securities under the Securities Exchange Act of 1934, as amended, (the "Exchange Act"), and the preparation and filing of all periodic and other reports and other documents pursuant to the foregoing;

                  (E) the sending of notices (other than notices of default) and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

                  (F) the appointment of a Paying Agent, Transfer Agent and
            Securities Registrar in accordance with this Declaration of Trust;

                  (G) registering transfer of the Trust Securities in accordance with this Declaration of Trust;

                  (H) to acquire the Junior Subordinated Debt Securities and the
            Guarantee with the proceeds of the sale of the Preferred Securities and the Common Securities, provided, however, that the Administrative Trustees shall cause legal title to the Junior Subordinated Debt Securities to be held of record in the name of the Property Trustee for the benefit of the Holders of the Trust Securities;

                  (I) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                  (J) unless otherwise determined by the Depositor, the Property
            Trustee or the Administrative Trustees or as otherwise required by the Delaware Business Trust Act or the Trust Indenture Act to execute on behalf of the Trust (either acting alone or together with any or all of the Administrative Trustees) any documents that the Administrative Trustees have the power to execute pursuant to this Declaration of Trust; and

                  (K) the taking of any action incidental to the foregoing as the Trustees may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder).

            (ii) As among the Trustees, the Property Trustee shall have the power, duty and authority to act on behalf of the Trust with respect to the following matters:

                  (A) the establishment of the Payment Account;

                  (B) the receipt of the Junior Subordinated Debt Securities;

                  (C) the collection of interest, principal and any other
            payments made in respect of the Junior Subordinated Debt Securities in the Payment Account;

                  (D) the distribution of amounts owed to the Securityholders in respect of the Trust Securities;

                  (E) the exercise of all of the rights, powers and privileges of a holder of the Junior Subordinated Debt Securities;

                  (F) the sending of notices of default and other information regarding the Trust Securities and the Junior Subordinated Debt Securities to the Securityholders in accordance with this Declaration of Trust;

                  (G) the distribution of the Trust Property in accordance with the terms of this Declaration of Trust;

                  (H) to the extent provided in this Declaration of Trust, the winding up of the affairs of and liquidation of the Trust and the preparation, execution and filing of the certificate of cancellation with the Secretary of State of the State of Delaware;

                  (I) after an Event of Default the taking of any action
            incidental to the foregoing as the Property Trustee may from time to time determine is necessary or advisable to give effect to the terms of this Declaration of Trust and protect and conserve the Trust Property for the benefit of the Securityholders (without consideration of the effect of any such action on any particular Securityholder); and

                  (J) except as otherwise provided in this Section 2.7(a)(ii), the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in
            Section 2.7(a)(i).

      (b) So long as this Declaration of Trust remains in effect, the Trust (or the Trustees acting on behalf of the Trust) shall not undertake any business, activities or transaction except as expressly provided herein or contemplated hereby. In particular, the Trustees shall not (i) acquire any investments or engage in any activities not authorized by this Declaration of Trust, (ii) sell, assign, transfer, exchange, mortgage, pledge, set-off or otherwise dispose of any of the Trust Property or interests therein, including to Securityholders, except as expressly provided herein, (iii) intentionally take any action that would cause the Trust to fail or cease to qualify as a "grantor trust" for United States federal income tax purposes, (iv) incur any indebtedness for borrowed money or issue any other debt, (v) take or consent to any action that would result in the placement of a Lien on any of the Trust Property, (vi) invest any proceeds received by the Trust from holding the Junior Subordinated Debt Securities, but shall distribute all such proceeds to Holders of Trust Securities pursuant to the terms of this Declaration of Trust and of the Trust Securities, (vii) acquire any assets other than the Trust Property, (viii) possess any power or otherwise act in such a way as to vary the Trust Property,
(ix) possess any power or otherwise act in such a way as to vary the terms of the Trust Securities in any way whatsoever (except to the extent expressly authorized in this Declaration of Trust or by the terms of the Trust Securities), (x) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Trust Securities, or
(xi) other than as provided in this Declaration of Trust or by the terms of the Trust Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Junior Subordinated Debt Securities, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all Junior Subordinated Debt Securities shall be due and payable, or (D) consent to any amendment, modification, or termination of the Indenture or the Junior Subordinated Debt Securities where such consent shall be required unless the Trust shall have received an Opinion of Counsel to the effect that such amendment, modification or termination will not cause more than an insubstantial risk that the Trust will be deemed an Investment Company required to be registered under the Investment Company Act, the Trust will not be classified as a grantor trust for United States federal income tax purposes or the Junior Subordinated Debt Securities will not be classified as indebtedness for such purposes. The Administrative Trustees shall defend all claims and demands of all Persons at any time claiming any Lien on any of the Trust Property adverse to the interest of the Trust or the Securityholders in their capacity as Securityholders.

      (c) In connection with the issue and sale of the Preferred Securities, the Depositor shall have the right and responsibility to assist the Trust with respect to, or effect on behalf of the Trust, the following (and any actions taken by the Depositor in furtherance of the following prior to the date of this Declaration of Trust are hereby ratified and confirmed in all respects):

            (i) the preparation and filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on the appropriate form in relation to the Preferred Securities, including any amendments thereto;

            (ii) the determination of the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and the determination of any and all such acts, other than actions which must be taken by or on behalf of the Trust, and the advice to the Trustees of actions they must take on behalf of the Trust, and the preparation for execution and filing of any documents to be executed and filed by the Trust or on behalf of the Trust, as the Depositor deems necessary or advisable in order to comply with the applicable laws of any such States;

            (iii) the preparation for filing by the Trust and execution on behalf of the Trust of an application to the New York Stock Exchange or any other national stock exchange or the NASDAQ National Market for listing upon notice of issuance of any Preferred Securities;

            (iv) the preparation for filing by the Trust with the Commission and the execution on behalf of the Trust of a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) or 12(g) of the Exchange Act, including any amendments thereto;

            (v) the negotiation of the terms of, and the execution and delivery of, the Underwriting Agreement providing for the sale of the Preferred Securities; and

            (vi) the taking of any other actions necessary or desirable to carry out any of the foregoing activities.

      (d) Notwithstanding anything herein to the contrary, the Administrative Trustees are authorized and directed to conduct the affairs of the Trust and to operate the Trust so that the Trust will not (i) be deemed to be an "investment company" required to be registered under the Investment Company Act of 1940, as amended, or (ii) fail to be classified as a grantor trust for United States federal income tax purposes and so that the Junior Subordinated Debt Securities will be treated as indebtedness of the Depositor for United States federal income tax purposes. In this connection, the Depositor and the Administrative Trustees are authorized to take any action, not inconsistent with applicable law, the Certificate of Trust or this Declaration of Trust, that each of the Depositor and the Administrative Trustees determines in their discretion to be necessary or desirable for such purposes, as long as such action does not adversely affect in any material respect the interests of the holders of the Trust Securities.

      SECTION 2.8. Assets of Trust.

      The assets of the Trust shall consist solely of the Trust Property.

      SECTION 2.9. Title to Trust Property.

      Legal title to all Trust Property shall be vested at all times in the Property Trustee (in its capacity as such) and shall be held and administered by the Property Trustee for the benefit of the Trust and the Securityholders in accordance with this Declaration of Trust. The Holders of the Trust Securities shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

                                   ARTICLE III

                                 PAYMENT ACCOUNT

      SECTION 3.1. Payment Account.

      (a) On or prior to the Closing Date, the Property Trustee shall establish the Payment Account. The Property Trustee and any agent of the Property Trustee shall have exclusive control and sole right of withdrawal with respect to the Payment Account for the purpose of making deposits in and withdrawals from the Payment Account in accordance with this Declaration of Trust. All moneys and other property deposited or held from time to time in the Payment Account shall be held by the Property Trustee in the Payment Account for the exclusive benefit of the Securityholders and for distribution as herein provided, including (and subject to) any priority of payments provided for herein or by applicable law.

      (b) The Property Trustee shall deposit in the Payment Account, promptly upon receipt, all payments of principal of or interest on, and any other payments or proceeds with respect to, the Junior Subordinated Debt Securities. Amounts held in the Payment Account shall not be invested by the Property Trustee pending distribution thereof.

                                   ARTICLE IV

                            DISTRIBUTIONS; REDEMPTION

      Section 4.1. Distributions.

      (a) Distributions on the Trust Securities shall be cumulative and will accumulate whether or not there are funds of the Trust available for the payment of Distributions. Distributions shall accrue from _____________________, and, except in the event (and to the extent) that the Depositor exercises its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, shall be payable [annually, semi-annually, quarterly] in arrears on ______________ [,____________, ______________] and ______________
of each year, commencing on ___________________. If any date on which a Distribution is otherwise payable on the Trust Securities is not a Business Day, then the payment of such Distribution shall be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in the next succeeding calendar year, payment of such Distribution shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date (each date on which distributions are payable in accordance with this Section 4.1(a), a "Distribution Date"). Accrued Distributions that are not paid on the applicable Distribution Date will bear interest on the amount thereof (to the extent permitted by law) at the rate per annum of ____________% thereof, compounded [annually, semi-annually, quarterly] from the relevant Distribution Date.

      (b) The Trust Securities represent undivided beneficial ownership interests in the Trust Property, and, assuming payments of interest on the Junior Subordinated Debt Securities are made when due (and before giving effect to Additional Distributions, defined below, if applicable), Distributions on the Trust Securities shall be payable at a rate of _______________ per annum of the Liquidation Amount of the Trust Securities. The amount of Distributions payable for any full period shall be computed on the basis of a 360-day year of twelve 30-day months. The amount of Distributions for any partial period shall be computed on the basis of the number of days elapsed in a 360-day year of twelve 30-day months. The amount of Distributions payable for any period shall include the Additional Distributions, if any.

      (c) So long as no Debenture Event of Default has occurred and is continuing, the Depositor has the right under the Indenture to defer the payment of interest on the Junior Subordinated Debt Securities at any time and from time to time for a period not exceeding 10 consecutive semi-annual periods (an "Extension Period"), provided that no Extension Period may extend beyond the Stated Maturity of the Junior Subordinated Debt Securities. As a consequence of any such deferral, [annual, semi-annual,] Distributions on the Trust
Securities by the Trust will also be deferred (and the amount of Distributions to which Holders of the Trust Securities are entitled will accumulate additional Distributions thereon at the rate of ____________% per annum, compounded [annually, semi-annually, quarterly]) from the relevant payment date for such Distributions, but not exceeding the interest rate then accruing on the Junior Subordinated Debt Securities. Each increase in Distribution, described in
Section 4.1(c), is an "Additional Distribution".

      (d) Distributions on the Trust Securities shall be made by the Property Trustee from the Payment Account and shall be payable on each Distribution Date only to the extent that the Trust has funds legally available in the Payment Account for the payment of such Distributions.

      (e) Distributions on the Trust Securities with respect to a Distribution Date shall be payable to the Holders of record as they appear on the Securities Register for the Trust Securities on each ______________ and _______________.

      SECTION 4.2. Redemption.

      (a) On each Junior Subordinated Debt Securities Redemption Date and on the Stated Maturity of the Junior Subordinated Debt Securities, the Trust will be required to redeem a Like Amount of Trust Securities at the Redemption Price.

      (b) Notice of redemption shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date to each Holder of Trust Securities to be redeemed, at such Holder's address appearing in the Security Register. All notices of redemption shall state:

            (i) the Redemption Date;

            (ii) the applicable Redemption Price, which shall be equal to (i) in the case of the repayment of the Junior Subordinated Debt Securities on the Stated Maturity of the Junior Subordinated Debt Securities, the Maturity Redemption Price (equal to the principal of, and accrued but unpaid interest on, the Junior Subordinated Debt Securities) or (ii) in the case of the optional prepayment of the Junior Subordinated Debt Securities, the Optional Redemption Price (equal to the Optional Prepayment Price in respect of the Junior Subordinated Debt Securities). If less than all of the Junior Subordinated Debt Securities are to be repaid or redeemed on a Redemption Date, then the proceeds from such repayment or redemption shall be allocated to the redemption of the Preferred Securities and the Common Securities on pro rata basis. The amount of premium, if any, paid by the Depositor upon the redemption of the Junior Subordinated Debt Securities to be repaid or redeemed on a Redemption Date shall be allocated to the redemption of the Preferred Securities and the Common Securities on a pro rata basis;

            (iii) if less than all the Outstanding Trust Securities are to be redeemed, the identification and the total Liquidation Amount of the particular Trust Securities to be redeemed; and

            (iv) that on the Redemption Date the Redemption Price will become due and payable upon each such Trust Security to be redeemed and that distributions thereon will cease to accrue on and after said date.

            The Trust in issuing the Trust Securities may use "CUSIPnumbers in notices or redemption and related materials as a convenience to Securityholders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Trust Securities or as contained in any notice of redemption and related material.

      (c) The Trust Securities redeemed on each Redemption Date shall be redeemed at the Redemption Price with the proceeds from the contemporaneous redemption of Junior Subordinated Debt Securities. Redemptions of the Trust Securities shall be made and the applicable Redemption Price shall be payable on each Redemption Date only to the extent that the Trust has funds then on hand and available in the Payment Account for the payment of such Redemption Price.

      (d) If the Property Trustee gives a notice of redemption in respect of any Trust Securities, then, by 12:00 noon, New York City time, on the Redemption Date, subject to Section 4.2(c), the Property Trustee will, so long as the Preferred Securities are in book-entry-only form, irrevocably deposit with the Clearing Agency for the Preferred Securities funds sufficient to pay the applicable Redemption Price and will give such Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the holders thereof. With respect to Preferred Securities held in certificated form, the Property Trustee, subject to Section 4.2(c), will irrevocably deposit with the Paying Agent funds sufficient to pay the applicable Redemption Price and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price to the Holders thereof upon surrender of their Preferred Securities Certificates. Notwithstanding the foregoing, Distributions payable on or prior to the Redemption Date for any Trust

Securities called for redemption shall be payable to the Holders of such Trust Securities as they appear on the Register for the Trust Securities on the relevant record dates for the related Distribution Dates. If notice of redemption shall have been given and funds deposited as required, then upon the date of such deposit, all rights of Securityholders holding Trust Securities so called for redemption will cease, except the right of such Securityholders to receive the applicable Redemption Price and any Distribution payable on or prior to the Redemption Date, but without interest, and such Preferred Securities will cease to be outstanding. In the event that any date on which any applicable Redemption Price is payable is not a Business Day, then payment of the applicable Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case, with the same force and effect as if made on such date. In the event that payment of the applicable Redemption Price in respect of any Trust Securities called for redemption is improperly withheld or refused and not paid either by the Trust or by the Depositor pursuant to the Guarantee, Distributions on such Trust Securities will continue to accrue, at the then applicable rate, from the Redemption Date originally established by the Trust for such Trust Securities to the date such applicable Redemption Price is actually paid, in which case the actual payment date will be the date fixed for redemption for purposes of calculating the applicable Redemption Price.

      (e) Payment of the applicable Redemption Price on, and any distributions of Junior Subordinated Debt Securities to holders of, the Trust Securities shall be made to the recordholders thereof as they appear on the Securities Register for the Trust Securities on the relevant record date, and, with respect to Trust Securities held in certificated form, upon surrender of such certificated Trust Securities to the Paying Agent.

      (f) Subject to Section 4.3(a), if less than all the outstanding Trust Securities are to be redeemed on a Redemption Date, then the aggregate Liquidation Amount of Trust Securities to be redeemed shall be allocated on a pro rata basis (based on Liquidation Amounts) among the Common Securities and the Preferred Securities. The particular Trust Securities to be redeemed shall be selected on a pro rata basis (based upon Liquidation Amounts) not more than 60 days prior to the Redemption Date by the Property Trustee from the Outstanding Trust Securities not previously called for redemption, by such method as the Property Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $__________ or an integral multiple of $__________ in excess thereof) of the Liquidation Amount of Trust Securities of a denomination larger than $__________. The Property Trustee shall promptly notify the Security Registrar in writing of the Trust Securities selected for redemption and, in the case of any Trust Securities selected for partial redemption, the Liquidation Amount thereof to be redeemed. For all purposes of this Declaration of Trust, unless the context otherwise requires, all provisions relating to the redemption of Trust Securities shall relate in the case of any Trust Securities redeemed or to be redeemed only in part, to the portion of the Liquidation Amount of Trust Securities that has been or is to be redeemed.

      SECTION 4.3. Subordination of Common Securities.

      (a) Payment of Distributions (including Additional Distributions, if applicable) on, and the Redemption Price of the Trust Securities, as applicable, shall be made subject to Section 4.2(f), pro rata to the holders of the Common Securities and the Preferred Securities based on the Liquidation Amount of the Trust Securities; provided, however, that if on any Distribution Date or Redemption Date any Event of Default resulting from a Debenture Event of Default shall have occurred and be continuing, no payment of any Distribution (including Additional Distributions, if applicable) on, or Redemption Price of, any of the Common Securities, and no other payment on account of the redemption, liquidation or other acquisition of such Common Securities, shall be made unless payment in full in cash of all accumulated and unpaid Distributions (including Additional Distributions, if applicable) on all outstanding Preferred Securities for all Distribution periods terminating on or prior thereto, or, in the case of payment of the applicable Redemption Price the full amount of such Redemption Price on all Outstanding Preferred Securities, shall have been made or provided for, and all funds immediately available to the Property Trustee shall first be applied to the payment in full in cash of all Distributions (including Additional Distributions, if applicable) on, or the Redemption Price of, Preferred Securities then due and payable.

      (b) In the case of the occurrence of any Event of Default resulting from any Debenture Event of Default, the Holder of Common Securities will be deemed to have waived any right to act with respect to any such Event of Default under this Declaration of Trust until the effect of all such Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated. Until all such Events of Default under this Declaration of Trust with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee shall act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holder of the Common Securities, and only the Holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

      SECTION 4.4. Payment Procedures.

      In the event Definitive Preferred Securities Certificates are issued, payments of Distributions (including Additional Distributions, if applicable) in respect of the Preferred Securities shall be made by check mailed to the address of the Person entitled thereto at such address as shall appear on the Securities Register. If the Preferred Securities are held by a Clearing Agency, such Distributions shall be made to the Clearing Agency in immediately available funds, which shall credit the relevant Persons' accounts at such Clearing Agency on the applicable Distribution Dates. Payments in respect of the Common Securities shall be made in such manner as shall be mutually agreed between the Property Trustee and the Common Securityholder.

      SECTION 4.5. Tax Returns and Reports.

      The Administrative Trustees shall prepare (or cause to be prepared), at the Depositor's expense, and file all United States federal, state and local tax and information returns and reports required to be filed by or in respect of the Trust. In this regard, the Administrative Trustees shall (a) prepare and file (or cause to be prepared and filed) the appropriate Internal Revenue Service form required to be filed in respect of the Trust in each taxable year of the Trust and (b) prepare and furnish (or cause to be prepared and furnished) to each Securityholder the appropriate Internal Revenue Service form required to be provided pursuant to the form referenced in clause (a) hereof. The Administrative Trustees shall provide the Depositor and the Property Trustee with a copy of all such returns and reports promptly after such filing or furnishing. The Trustees shall comply with United States federal withholding and backup withholding tax laws and information reporting requirements with respect to any payments to Securityholders under the Trust Securities.

      SECTION 4.6. Payment of Taxes; Duties, Etc. of the Trust.

      Pursuant to Section 10.6 of the Indenture, the Depositor, as borrower, has agreed to, and it shall, promptly pay any taxes, duties or governmental charges of whatever nature (other than United States withholding taxes) imposed on the Trust by the United States or any other taxing authority.

      SECTION 4.7. Payments under Indenture.

      Any amount payable hereunder to any Holder of Preferred Securities (and any Owner with respect thereto) shall be reduced by the amount of any corresponding payment such Holder (and Owner) has directly received pursuant to
Section 5.8 of the Indenture.

                                    ARTICLE V

                          TRUST SECURITIES CERTIFICATES

      SECTION 5.1. Initial Ownership.

      Upon the formation of the Trust and the contribution by the Depositor pursuant to Section 2.3 and until the issuance of the Trust Securities, and at any time during which no Trust Securities are outstanding, the Depositor shall be the sole beneficial owner of the Trust.

      SECTION 5.2. Execution of Trust Securities Certificates.

      The Trust Securities Certificates shall be executed on behalf of the Trust by the manual or facsimile signature of at least one Administrative Trustee. Trust Securities Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be validly issued and entitled to the benefits of this Declaration of Trust, notwithstanding that such individuals or any of them shall have ceased to be so authorized prior to the delivery of such Trust Securities Certificates or did not hold such offices at the date of delivery of such Trust Securities Certificates.

      SECTION 5.3. Execution and Delivery of Trust Securities Certificates.

      At the Closing Date, the Administrative Trustees shall cause Trust Securities Certificates, in an aggregate Liquidation Amount as provided in Sections 2.4 and 2.5, to be executed on behalf of the Trust and delivered upon the written order of the Depositor, signed by its chairman of the board, its president, any executive vice president or any vice president, treasurer or assistant treasurer or controller without further corporate action by the Depositor, in authorized denominations.

      SECTION 5.4. Restrictions on Transfer; Registration of Transfer and Exchange of Preferred Securities Certificates.

      Trust Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the Trust Securities. Any transfer or purported transfer of any Trust Security not made in accordance with this Declaration and the Trust Securities shall be null and void. Subject to this Article V, Preferred Securities shall be freely transferable.

      A transferee of a Trust Securities shall become a Securityholder, and shall be entitled to the rights and subject to the obligations of a Securityholder hereunder, upon due registration of such Trust Securities in such transferee's name pursuant to Sections 5.4, 5.11 and 5.13.

      The Depositor shall keep or cause to be kept, at the office or agency maintained pursuant to Section 5.8, a register or registers for the purpose of registering Holders of the Trust Securities and transfers and exchanges of Preferred Securities (the "Securities Register") in which the registrar designated by the Depositor (the "Securities Registrar"), subject to such reasonable regulations as it may prescribe, shall provide for the registration of Holders of the Preferred Securities and Common Securities Certificates (subject to Section 5.10 in the case of the Common Securities Certificates) and registration of transfers and exchanges of Holders of the Preferred Securities as herein provided. The Bank shall be the initial Securities Registrar and Transfer Agent. The provisions of Sections 8.1, 8.3 and
8.6 hereunder shall apply to the Bank also in its role as Securities Registrar and Transfer Agent.

      If Definitive Preferred Securities Certificates are issued, then upon surrender for registration of transfer of any Preferred Securities Certificate at the office or agency maintained pursuant to Section 5.8, the Administrative Trustees or any one of them shall execute and deliver, in the name of the designated transferee or transferees, one or more new Preferred Securities Certificates in authorized denominations of a like aggregate Liquidation Amount dated the date of execution by such Administrative Trustee or Trustees.

      The Securities Registrar shall not be required to register the transfer of any Preferred Securities that have been called for redemption. In the event that Definitive Preferred Securities Certificates are issued, at the option of a Holder, Preferred Securities Certificates may be exchanged for other Preferred Securities Certificates in authorized denominations of the same class and of a like aggregate Liquidation Amount upon surrender of the Preferred Securities Certificates to be exchanged at the office or agency maintained pursuant to
Section 5.8.

      Every Definitive Preferred Securities Certificate, if issued, presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees and the Securities Registrar duly executed by the Holder or his attorney duly authorized in writing. Each Preferred Securities Certificate surrendered for registration of transfer or exchange shall be canceled and subsequently disposed of by an Administrative Trustee or his agent in accordance with such Persons customary practice. No service charge shall be made for any registration of transfer or exchange of Preferred Securities Certificates, but the Securities Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Preferred Securities Certificates.

      Neither the Property Trustee nor the Securities Registrar shall have any liability in respect of transfers of Trust Securities effected by the Clearing Agency.

      SECTION 5.5. Mutilated, Destroyed, Lost or Stolen Trust Securities Certificates.

      Provided Definitive Trust Securities Certificates are issued, if (a) any mutilated Trust Securities Certificate shall be surrendered to the Securities Registrar, or if the Securities Registrar shall receive evidence to its satisfaction of the destruction, loss or theft of any Trust Securities Certificate and (b) there shall be delivered to the Securities Registrar and the Administrative Trustees such security or indemnity as may be required by them to save each of them harmless, then in the absence of notice that such Trust Securities Certificate shall have been acquired by a bona fide purchaser, the Administrative Trustees, or any one of them, on behalf of the Trust shall execute and make available for delivery, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Trust Securities Certificate, a new Trust Securities Certificate of like class, tenor and denomination. In connection with the issuance of any new Trust Securities Certificate under this Section, the Administrative Trustees or the Securities Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Trust Securities Certificate issued pursuant to this Section shall constitute conclusive evidence of an undivided beneficial interest in the assets of the Trust, as if originally issued, whether or not the lost, stolen or destroyed Trust Securities Certificate shall be found at any time.

      SECTION 5.6. Persons Deemed Securityholders.

      The Trustees or the Securities Registrar shall treat the Person in whose name any Trust Securities are issued as the owner of such Trust Securities for the purpose of receiving distributions and for all other purposes whatsoever, and neither the Trustees nor the Securities Registrar shall be bound by any notice to the contrary.

      SECTION 5.7. Access to List of Securityholders' Names and Addresses.

      Each Owner of Trust Securities acknowledges that the Depositor, the Property Trustee, the Delaware Trustee or the Administrative Trustees may from time to time make reasonable use of information consisting of such Owner's name and address, including the furnishing of a list of such names and addresses as contemplated hereunder, and each Owner shall be deemed to have agreed not to hold the Depositor, the Property Trustee or the Administrative Trustees accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

      SECTION 5.8. Maintenance of Office or Agency; Transfer Agent

      The Administrative Trustees shall maintain an office or offices or agency or agencies where Definitive Preferred Securities Certificates, if issued, may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Trustees in respect of the Trust Securities may be served. The Administrative Trustees initially designate Bankers Trust Company, Four Albany Street, New York, NY 10006, Attention: Corporate Trust and Agency Group - Corporate Market Services, as its corporate trust office for such purposes. The Administrative Trustees shall give prompt written notice to the Depositor and to the Securityholders of any change in the location of the Securities Register or any such office or agency. The Bank shall act as initial transfer agent for the Trust Securities.

      SECTION 5.9. Appointment of Paying Agent.

      The Paying Agent shall make Distributions to Securityholders from the Payment Account and shall report the amounts of such Distributions to the Property Trustee and the Administrative Trustees. Any Paying Agent shall have the revocable power to withdraw funds from the Payment Account for the purpose of making the Distributions referred to above. The Administrative Trustees may revoke such power and remove any Paying Agent if such Administrative Trustees determine in their sole discretion that such Paying Agent shall have failed to perform its obligations under this Declaration of Trust in any material respect. The Paying Agent shall initially be the Bank, and any co-paying agent chosen by the Bank, and acceptable to the Administrative Trustees and the Depositor. Any Person acting as Paying Agent shall be permitted to resign as Paying Agent upon 30 days' written notice to the Administrative Trustees, the Property Trustee and the Depositor. In the event that the Bank shall no longer be the Paying Agent or a successor Paying Agent shall resign or its authority to act be revoked, the Administrative Trustees shall appoint a successor that is acceptable to the Property Trustee and the Depositor to act as Paying Agent (which shall be a bank or trust company). The Administrative Trustees shall cause such successor Paying Agent or any additional Paying Agent appointed by the Administrative Trustees to execute and deliver to the Trustees an instrument in which such successor Paying Agent or additional Paying Agent shall agree with the Trustees that as Paying Agent, such successor Paying Agent or additional Paying Agent will hold all sums, if any, held by it for payment to the Securityholders in trust for the benefit of the Securityholders entitled thereto until such sums shall be paid to such Securityholders. The Paying Agent shall return all unclaimed funds to the Property Trustee and upon removal of a Paying Agent such Paying Agent shall also return all funds in its possession to the Property Trustee. The provisions of Sections 8.1, 8.3 and 8.6 herein shall apply to the Bank also in its role as Paying Agent, for so long as the Bank shall act as Paying Agent and, to the extent applicable, to any other paying agent appointed hereunder. Any reference in this Declaration of Trust to the Paying Agent shall include any co-paying agent unless the context requires otherwise.

      SECTION 5.10. Ownership of Common Securities by Depositor.

      On the Closing Date, the Depositor shall acquire and retain beneficial and record ownership of the Common Securities. To the fullest extent permitted by law, other than a transfer or a transfer in connection with a consolidation or merger of the Depositor into another corporation, or any conveyance, transfer or lease by the Depositor of its properties and assets substantially as an entirety to any Person, pursuant to Section 8.1 of the Indenture, any attempted transfer of the Common Securities shall be void. The Administrative Trustees shall cause each Common Securities Certificate issued to the Depositor to contain a legend stating "THIS CERTIFICATE IS NOT TRANSFERABLE".

      SECTION 5.11. Book-Entry Preferred Securities Certificates; Common Securities Certificate.

      (a) The Preferred Securities, upon original issuance, will be represented by one or more Preferred Securities in registered book-entry global form (the "Global Preferred Securities"), to be delivered to the Property Trustee as custodian for the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Preferred Securities shall initially be registered on the Securities Register in the name of Cede & Co., the nominee of the initial Clearing Agency, and no Owner will receive a Definitive Preferred Securities Certificate representing such Owner's interest in such Global Preferred Securities, except as provided in Section 5.13. Unless and until Definitive Preferred Securities Certificates have been issued to Owners pursuant to Section 5.13:

            (i) the provisions of this Section 5.11(a) shall be in full force and effect;

            (ii) the Securities Registrar and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration of Trust relating to the Global Preferred Securities (including the payment of the Liquidation Amount of and Distributions on the Global Preferred Securities and the giving of instructions or directions to Owners of Global Preferred Securities) as the sole Holder of Global Preferred Securities and shall have no obligations to the Owners thereof;

            (iii) the rights of the Owners of the Global Preferred Securities shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Owners and the Clearing Agency and/or the Clearing Agency Participants. Pursuant to the Letter of Representations, unless and until Definitive Preferred Securities Certificates are issued pursuant to Section 5.13, the initial Clearing Agency will make book-entry transfers among the Clearing Agency Participants and receive and transmit payments on the Preferred Securities to such Clearing Agency Participants;

            (iv) the Global Preferred Securities may be transferred, in whole but not in part, only to another nominee of the initial Clearing Agency or to a successor thereof or its nominee. Beneficial interests in the Global Preferred Securities may not be exchanged for Preferred Securities in certificated form except as set forth in Section 5.13; and

            (v) interests in the Global Preferred Securities are subject to restrictions on transfer as set forth in Section 5.4.

      (b) A single Common Securities Certificate representing the Common Securities shall be issued to the Depositor in the form of a definitive Common Securities Certificate.

      Except as set forth in Section 10.11 hereof, to the extent that the provisions of this Section 5.11 conflict with any other provisions of this Declaration of Trust, the provisions of this Section 5.11 shall prevail.

      SECTION 5.12. Notices to Clearing Agency.

      To the extent that a notice or other communication to the Owners is required under this Declaration of Trust, unless and until Definitive Preferred Securities Certificates shall have been issued to Owners pursuant to Section 5.13, the Trustees shall give all such notices and communications specified herein to be given to Owners to the Clearing Agency, and shall have no obligations to give duplicates thereof to the Owners.

      SECTION 5.13. Definitive Preferred Securities Certificates.

      Notwithstanding any other provision in this Declaration of Trust, no Global Securities Certificate may be exchanged in whole or in part for Definitive Preferred Securities Certificates unless (a) the Clearing Agency (i) notifies the Property Trustee that it is no longer willing or able to properly discharge its responsibilities with respect to the Preferred Securities, and the Depositor is unable to locate a qualified successor or (ii) has ceased to be a clearing agency registered under the Exchange Act, (b) the Depositor at its option advises the Trustees in writing that it elects to terminate the book-entry system through the Clearing Agency or (c) there shall have occurred and be continuing a Debenture Event of Default. In addition, beneficial interests in a Global Preferred Security may be exchanged by or on behalf of the Clearing Agency for certificated Preferred Securities upon request by the Clearing Agency but only upon at least 20 days' prior written notice given to the Property Trustee in accordance with the Clearing Agency customary procedures. Upon the occurrence of the foregoing events, the Administrative Trustee shall notify the Clearing Agency and the Clearing Agency shall notify all Owners of Preferred Securities and the other Trustees of the occurrence of any such event and of the availability of the Definitive Preferred Securities Certificates to Owners of such class or classes, as applicable, requesting the same. Upon surrender to the Administrative Trustees of the Preferred Securities Certificate or Certificates representing the Global Preferred Securities Certificates by the Clearing Agency, accompanied by registration instructions, the Administrative Trustees, or any one of them, shall execute the Definitive Preferred Securities Certificates in accordance with the instructions of the Clearing Agency. Neither the Securities Registrar nor the Trustees shall be liable for any delay in delivery of such instructions and may conclusively rely on, and shall be fully protected in relying on, such instructions. Upon the issuance of Definitive Preferred Securities Certificates, the Trustees shall recognize the Holders of the Definitive Preferred Securities Certificates as Securityholders. The Definitive Preferred Securities Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by the manual or facsimile execution thereof by the Administrative Trustees or any one of them. If issued, the Definitive Preferred Securities Certificates will be subject to restrictions on transfer as set forth in Section 5.4.

      SECTION 5.14. Rights of Securityholders.

      (a) The legal title to the Trust Property is vested exclusively in the Property Trustee (in its capacity as such) in accordance with Section 2.9, and the Securityholders shall not have any right or title therein other than the undivided beneficial ownership interest in the assets of the Trust conferred by their Trust Securities and they shall have no right to call for any partition or division of property, profits or rights of the Trust except as described below. The Trust Securities shall be personal property giving only the rights specifically set forth therein and in this Declaration of Trust. The Trust Securities shall have no preemptive or singular rights and when issued and delivered to Securityholders against payment of the purchase price therefor will be fully paid and nonassessable. The Holders of the Trust Securities, in their capacities as such, shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

      (b) For so long as any Preferred Securities remain Outstanding, if, upon a Debenture Event of Default, the Debenture Trustee fails or the holders of not less than 25% in principal amount of the outstanding Junior Subordinated Debt Securities fail to declare the principal of all of the Junior Subordinated Debt Securities to be immediately due and payable, the Holders of at least 25% in Liquidation Amount of the Preferred Securities then Outstanding shall have such right by a notice in writing to the Depositor and the Debenture Trustee with a copy to the Property Trustee; and upon any such declaration such principal amount of and the accrued interest on all of the Junior Subordinated Debt Securities shall become immediately due and payable, provided that the payment of principal and interest on such Junior Subordinated Debt Securities shall remain subordinated to the extent provided in the Indenture.

      At any time after such a declaration of acceleration with respect to the Junior Subordinated Debt Securities has been made and before a judgment or decree for payment of the money due has been obtained by the Debenture Trustee as provided in the Indenture, the Holders of a majority in Liquidation Amount of the Preferred Securities, by written notice to the Property Trustee, the Depositor and the Debenture Trustee, may rescind and annul such declaration and its consequences if:

            (i) the Depositor has paid or deposited with the Debenture Trustee a sum sufficient to pay

                  (A) all overdue installments of interest (including any
            Additional Interest (as defined in the Indenture)) on all of the Junior Subordinated Debt Securities,

                  (B) the principal of (and premium, if any, on) any Junior
            Subordinated Debt Securities which have become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Junior Subordinated Debt Securities, and

                  (C) all sums paid or advanced by the Debenture Trustee under the Indenture and the reasonable compensation, expenses, disbursements and advances of the Debenture Trustee and the Property Trustee, their agents and counsel; and

            (ii) all Events of Default with respect to the Junior Subordinated Debt Securities, other than the non-payment of the principal of the Junior Subordinated Debt Securities which has become due solely by such acceleration, have been cured or waived as provided in Section
            5.13 of the Indenture.

      The Holders of a majority in aggregate Liquidation Amount of the Preferred Securities may, on behalf of the Holders of all the Preferred Securities, waive any past default under the Indenture, except a default in the payment of principal or interest (unless such default has been cured and a sum sufficient to pay all matured installments of interest and principal due otherwise than by acceleration has been deposited with the Debenture Trustee) or a default in respect of a covenant or provision which under the Indenture cannot be modified or amended without the consent of the holder of each outstanding Junior Subordinated Debt Securities. No such rescission shall affect any subsequent default or impair any right consequent thereon.

      Upon receipt by the Property Trustee of written notice declaring such an acceleration, or rescission and annulment thereof, by Holders of the Preferred Securities all or part of which is represented by Global Preferred Securities, a record date shall be established for determining Holders of Outstanding Preferred Securities entitled to join in such notice, which record date shall be at the close of business on the day the Property Trustee receives such notice. The Holders on such record date, or their duly designated proxies, and only such Persons, shall be entitled to join in such notice, whether or not such Holders remain Holders after such record date provided, that, unless such acclamation of acceleration, or rescission and annulment, as the case may be, shall have become effective by virtue of the requisite percentage having joined in such notice prior to the day which is 90 days after such record date, such notice of declaration of acceleration, or rescission and annulment, as the case may be, shall automatically and without further action by any Holder be canceled and of no further effect. Nothing in this paragraph shall prevent a Holder, or a proxy of a Holder, from giving, after expiration of such 90 day period, a new written notice of declaration of acceleration, or rescission and annulment thereof, as the case may be, that is identical to a written notice which has been canceled pursuant to the proviso to the preceding sentence, in which event a new record date shall be established pursuant to the provisions of this Section 5.14(c).

      (c) For so long as any Preferred Securities remain Outstanding, to the fullest extent permitted by law and subject to the terms of this Declaration of Trust and the Indenture, upon a Debenture Event of Default specified in Section 5.1(1) or 5.1(2) of the Indenture, any Holder of Preferred Securities shall have the right to institute a proceeding directly against the Depositor, pursuant to
Section 5.8 of the Indenture, for enforcement of payment to such Holder of the principal amount of or interest on Junior Subordinated Debt Securities having a principal amount equal to the Liquidation Amount of the Preferred Securities of such Holder (a "Direct Action"). Except as set forth in Sections 5.14(b) and
5.14 (c), the Holders of Preferred Securities shall have no right to exercise directly any right or remedy available to the holders of, or in respect of, the Junior Subordinated Debt Securities.

      (d) A Securityholder may institute a legal proceeding directly against the Guarantor under the Guarantee to enforce its rights under the Guarantee without first instituting a legal proceeding against the Trust or any person or entity.

                                   ARTICLE VI

                    ACTS OF SECURITYHOLDERS; MEETINGS; VOTING

      SECTION 6.1. Limitations on Preferred Securityholder's Voting Rights.

      (a) Except as provided in this Section, in Sections 5.14, 6.1(c), 8.10 and
10.3 and in the Indenture and as otherwise required by law, no Holder of Preferred Securities shall have any right to vote or in any manner otherwise control the administration, operation and management of the Trust or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Trust Securities Certificates, be construed so as to constitute the Preferred Securityholders from time to time as partners or members of an association. Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by the vote of the Common Securityholder. The right to vote to appoint, remove or replace the Administrative Trustees is vested exclusively in the Depositor as the holder of the Common Securities.

      (b) So long as any Junior Subordinated Debt Securities are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or executing any trust or power conferred on the Property Trustee with respect to such Junior Subordinated Debt Securities, (ii) waive any past default which is waivable under Section 5.13 of the Indenture, (iii) exercise any right to rescind or annul a declaration that the principal of all the Junior Subordinated Debt Securities shall be due and payable or (iv) consent to any amendment, modification or termination of the Indenture or the Junior Subordinated Debt Securities, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of at least a majority in aggregate Liquidation Amount of all Outstanding Preferred Securities, provided, however, that where a consent under the Indenture would require the consent of each Holder of Junior Subordinated Debt Securities affected thereby, no such consent shall be given by the Property Trustee without the prior written consent of each Holder of Preferred Securities. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of Preferred Securities, except by a subsequent vote of the Holders of Preferred Securities. The Property Trustee shall notify all Holders of the Preferred Securities of any notice of default received from the Debenture Trustee with respect to the Junior Subordinated Debt Securities. In addition to obtaining the foregoing approvals of the Holders of the Preferred Securities, prior to taking any of the foregoing actions, the Trustees shall, at the expense of the Depositor, obtain an Opinion of Counsel experienced in such matters to the effect that the Trust will not fail to be classified as a grantor trust for United States federal income tax purposes on account of such action.

      (c) If any proposed amendment to the Declaration of Trust provides for, or the Trustees otherwise propose to effect, (i) any action that would adversely affect in any material respect the interests, powers, preferences or special rights of the Trust Securities, whether by way of amendment to the Declaration of Trust or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than pursuant to the terms of this Declaration of Trust, then the Holders of Outstanding Trust Securities as a class will be entitled to vote on such amendment or proposal.

      SECTION 6.2. Notice of Meetings.

      Notice of all meetings of the Securityholders, stating the time, place and purpose of the meeting, shall be given by the Property Trustee pursuant to
Section 10.9 to each Securityholder of record, at his registered address, at least 15 days and not more than 90 days before the meeting. At any such meeting, any business properly before the meeting may be so considered whether or not stated in the notice of the meeting. Any adjourned meeting may be held as adjourned without further notice.

      SECTION 6.3. Meetings of Securityholders.

      No annual meeting of Securityholders is required to be held. The Administrative Trustees, however, shall call a meeting of Securityholders to vote on any matter upon the written request of the Securityholders of record of 25% of the Securities (based upon their Liquidation Amount) and the Administrative Trustees or the Property Trustee may, at any time in their discretion, call a meeting of Securityholders to vote on any matters as to which Securityholders are entitled to vote.

      Securityholders of record of 50% of the Outstanding Securities (based upon their Liquidation Amount), present in person or represented by proxy, shall constitute a quorum at any meeting of Securityholders.

      If a quorum is present at a meeting, an affirmative vote by the Securityholders of record present, in person or by proxy, holding more than a majority of the Securities (based upon their Liquidation Amount) held by the Securityholders of record present, either in person or by proxy, at such meeting shall constitute the action of the Securityholders, unless this Declaration of Trust requires a greater number of affirmative votes.

      SECTION 6.4. Voting Rights.

      Securityholders shall be entitled to one vote for each $__________ of Liquidation Amount represented by their Trust Securities in respect of any matter as to which such Securityholders are entitled to vote.

      SECTION 6.5. Proxies, etc.

      At any meeting of Securityholders, any Securityholder entitled to vote thereat may vote by proxy, provided that no proxy shall be voted at any meeting unless it shall have been placed on file with the Administrative Trustees, or with such other officer or agent of the Trust as the Administrative Trustees may direct, for verification prior to the time at which such vote shall be taken. Proxies may be solicited in the name of the Property Trustee or one or more officers of the Property Trustee. Only Securityholders of record shall be entitled to vote. When Trust Securities are held jointly by several persons, any one of them may vote at any meeting in person or by proxy in respect of such Securities, but if more than one of them shall be present at such meeting in person or by proxy, and such joint owners or their proxies so present disagree as to any vote to be cast, such vote shall not be received in respect of such Securities. A proxy purporting to be executed by or on behalf of a Securityholder shall be deemed valid unless challenged at or prior to its exercise, and the burden of proving invalidity shall rest on the challenger. No proxy shall be valid more than three years after its date of execution.

      SECTION 6.6. Securityholder Action by Written Consent.

      Any action which may be taken by Securityholders at a meeting may be taken without a meeting if Securityholders holding more than a majority of all Outstanding Securities entitled to vote at the meeting (based upon their Liquidation Amount) entitled to vote in respect of such action (or such larger proportion thereof as shall be required by any express provision of this Declaration of Trust) shall consent to the action in writing.

      SECTION 6.7. Record Date for Voting and Other Purposes.

      For the purposes of determining the Securityholders who are entitled to notice of and to vote at any meeting or by written consent, or to participate in any distribution on the Trust Securities in respect of which a record date is not otherwise provided for in this Declaration of Trust, or for the purpose of any other action, the Administrative Trustees may from time to time fix a date, not more than 90 days prior to the date of any meeting of Securityholders or the payment of a distribution or other action, as the case may be, as a record date for the determination of the identity of the Securityholders of record for such purposes.

      SECTION 6.8. Acts of Securityholders.

      Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Declaration of Trust to be given, made or taken by Securityholders or Owners may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Securityholders or Owners in person or by an agent duly appointed in writing; and, except as otherwise expressly provided herein, such action shall become effective when such instrument or instruments are delivered to an Administrative Trustee. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Securityholders or Owners signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Declaration of Trust and (subject to Section 8.1) conclusive in favor of the Trustees, if made in the manner provided in this Section.

      The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which any Trustee receiving the same deems sufficient.

      The ownership of Trust Securities shall be proved by the Securities Register.

      Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Securityholder of any Trust Security shall bind every future Securityholder of the same Trust Security and the Securityholder of every Trust Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustees or the Trust in reliance thereon, whether or not notation of such action is made upon such Trust Security.

      Without limiting the foregoing, a Securityholder entitled hereunder to take any action hereunder with regard to any particular Trust Security may do so with regard to all or any part of the Liquidation Amount of such Trust Security or by one or more duly appointed agents each of which may do so pursuant to such appointment with regard to all or any part of such Liquidation Amount.

      If any dispute shall arise between the Securityholders and the Administrative Trustees or among such Securityholders or Trustees with respect to the authenticity, validity or binding nature of any request, demand, authorization, direction, consent, waiver or other Act of such Securityholder or Trustee under this Article VI, then the determination of such matter by the Property Trustee shall be conclusive with respect to such matter.

      SECTION 6.9. Inspection of Records.

      Upon reasonable notice to the Administrative Trustees and the Property Trustee, the records of the Trust shall be open to inspection by Securityholders during normal business hours for any purpose reasonably related to such Securityholder's interest as a Securityholder.

                                   ARTICLE VII

                         REPRESENTATIONS AND WARRANTIES

      SECTION 7.1. Representations and Warranties of the Property Trustee and
                   the Delaware Trustee.

      The Property Trustee and the Delaware Trustee, each severally on behalf of and as to itself, hereby represents and warrants for the benefit of the Depositor and the Securityholders that:

      (a) The Property Trustee is a banking corporation with trust powers, duly organized, validly existing and in good standing under the laws of New York, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of this Declaration.

      (b) The execution, delivery and performance by the Property Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee; and the Declaration has been duly executed and delivered by the Property Trustee, and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

      (c) The execution, delivery and performance of the Declaration by the Property Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Property Trustee.

      (d) At the Closing Date, the Property Trustee has not knowingly created any liens or encumbrances on such Trust Securities.

      (e) No consent, approval or authorization of, or registration with or notice to, any New York State or federal banking authority is required for the execution, delivery or performance by the Property Trustee, of the Declaration.

      (f) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the State of Delaware, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, the Declaration.

      (g) The execution, delivery and performance by the Delaware Trustee of the Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee; and the Declaration has been duly executed and delivered by the Delaware Trustee, and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' right generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law).

      (h) The execution, delivery and performance or the Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee.

      (i) No consent, approval or authorization of, or registration with or notice to, any state or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee, of this Declaration.

      (j) The Delaware Trustee is an entity which has its principal place of business in the State of Delaware.

      SECTION 7.2. Representations and Warranties of Depositor.

      The Depositor hereby represents and warrants for the benefit of the Securityholders that:

      (a) the Trust Securities Certificates issued at the Closing Date on behalf of the Trust have been duly authorized and will have been duly and validly executed, issued and delivered by the Trustees pursuant to the terms and provisions of, and in accordance with the requirements of, this Declaration of Trust, and the Securityholders will be, as of each such date, entitled to the benefits of this Declaration of Trust; and

      (b) there are no taxes, fees or other governmental charges payable by the Trust (or the Trustees on behalf of the Trust) under the laws of the State of Delaware or any political subdivision thereof in connection with the execution, delivery and performance by the Property Trustee or the Delaware Trustee, as the case may be, of this Declaration of Trust.

                                  ARTICLE VIII

                                  THE TRUSTEES

      SECTION 8.1. Certain Duties and Responsibilities.

      (a) The duties and responsibilities of the Trustees shall be as provided by this Declaration of Trust and, in the case of the Property Trustee, by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Declaration of Trust shall require the Trustees to expend or risk their own funds or otherwise incur any financial liability in the performance of any of their duties hereunder, or in the exercise of any of their rights or powers, if they shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Declaration of Trust relating to the conduct or affecting the liability of or affording protection to the Trustees shall be subject to the provisions of this Article. Nothing in this Declaration of Trust shall be construed to release an Administrative Trustee from liability for his own grossly negligent action, his own grossly negligent failure to act, or his own willful misconduct. To the extent that, at law or in equity, an Administrative Trustee has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to the Securityholders, such Administrative Trustee shall not be liable to the Trust or to any Securityholder for such Trustee's good faith reliance on the provisions of this Declaration of Trust. The provisions of this Declaration of Trust, to the extent that they restrict the duties and liabilities of the Administrative Trustees otherwise existing at law or in equity, are agreed by the Depositor and the Securityholders to replace such other duties and liabilities of the Administrative Trustees.

      (b) All payments made by the Property Trustee or a Paying Agent in respect of the Trust Securities shall be made only from the revenue and proceeds from the Trust Property and only to the extent that there shall be sufficient revenue or proceeds from the Trust Property to enable the Property Trustee or a Paying Agent to make payments in accordance with the terms hereof. Each Securityholder, by its acceptance of a Trust Security, agrees that it will look solely to the revenue and proceeds from the Trust Property to the extent legally available for distribution to it as herein provided and that the Trustees are not personally liable to it for any amount distributable in respect of any Trust Security or for any other liability in respect of any Trust Security. This Section 8.l(b) does not limit the liability of the Trustees expressly set forth elsewhere in this Declaration of Trust or, in the case of the Property Trustee, in the Trust Indenture Act, if applicable.

      (c) No provision of this Declaration of Trust shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

            (i) the Property Trustee shall not be liable for any error of judgment made in good faith by an authorized officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

            (ii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in Liquidation Amount of the Trust Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration of Trust;

            (iii) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Junior Subordinated Debt Securities and the Payment Account shall be to deal with such Property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration of Trust and the Trust Indenture Act;

            (iv) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree with the Depositor; and money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Payment Account maintained by the Property Trustee pursuant to Section 3.1 and except to the extent otherwise required by law; and

            (v) the Property Trustee shall not be responsible for monitoring the compliance by the Administrative Trustees or the Depositor with their respective duties under this Declaration of Trust nor shall the Property Trustee be liable for the default or misconduct of the Administrative Trustees or the Depositor.

      SECTION 8.2. Events of Default Notices; Deferral of Interest Payment Notices.

      Within five Business Days after the occurrence of any Event of Default actually known to a Responsible Officer of the Property Trustee, the Property Trustee shall transmit, in the manner and to the extent provided in Section 10.9, notice of such Event of Default to the Securityholders, the Administrative Trustees and the Depositor, unless such Event of Default shall have been cured or waived. The Corporation, as Depositor, and the Administrative Trustees are required to file annually with the Property Trustee a certificate as to whether or not they are in compliance with all the conditions and covenants applicable to them under the Declaration.

      Within five Business Days after the receipt of notice of the Depositor's exercise of its right to defer the payment of interest on the Junior Subordinated Debt Securities pursuant to the Indenture, the Administrative Trustee shall transmit, in the manner and to the extent provided in Section 10.9, notice of such exercise to the Securityholders and the Property Trustee, unless such exercise shall have been revoked.

      SECTION 8.3. Certain Rights of Property Trustee.

      Subject to the provisions of Section 8.1:

      (a) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting in good faith upon any resolution, Opinion of Counsel, certificate, written representation of a Holder or transferee, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

      (b) if (i) in performing its duties under this Declaration of Trust the Property Trustee is required to decide between alternative courses of action or
(ii) in construing any of the provisions of this Declaration of Trust the Property Trustee finds the same ambiguous or inconsistent with any other provisions contained herein or (iii) the Property Trustee is unsure of the application of any Provision of this Declaration of Trust, then, except as to any matter as to which the Securityholders are entitled to vote under the terms of this Declaration of Trust, the Property Trustee shall deliver a notice to the Depositor requesting written instructions of the Depositor as to the course of action to be taken and the Property Trustee shall take such action, or refrain from taking such action, as the Property Trustee shall be instructed in writing to take, or to refrain from taking, by the Depositor; provided, however, that if the Property Trustee does not receive such instructions of the Depositor within ten Business Days after it has delivered such notice, or such reasonably shorter period of time set forth in such notice (which to the extent practicable shall not be less than two Business Days), it may, but shall be under no duty to, take or refrain from taking such action not inconsistent with this Declaration of Trust as it shall deem advisable and in the best interests of the Securityholders, in which event the Property Trustee shall have no liability except for its own bad faith, negligence or willful misconduct;

      (c) any direction or act of the Depositor or the Administrative Trustees contemplated by this Declaration of Trust shall be sufficiently evidenced by an Officers' Certificate;

      (d) whenever in the administration of this Declaration of Trust, the Property Trustee shall deem it desirable that a matter be established before undertaking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Depositor or the Administrative Trustees; (which Officers' Certificate will be evidence only for purposes of determining entitlement to indemnification of the Property Trustee from the Depositor but not with respect to any liability to Security holders).

      (e) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any re-recording, refiling or reregistration thereof;

      (f) the Property Trustee may consult with counsel (which counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees) and the advice of such counsel shall be full and complete authorization and protection in respect of any action taken suffered or omitted by it hereunder in good faith and in reliance thereon and in accordance with such advice, such counsel may be counsel to the Depositor or any of its Affiliates, and may include any of its employees; the Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration of Trust from any court of competent jurisdiction;

      (g) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration of Trust at the request or direction of any of the Securityholders pursuant to this Declaration of Trust, unless such Securityholders shall have offered to the Property Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

      (h) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond, debenture, note or other evidence of indebtedness or other paper or document, unless requested in writing to do so by one or more Securityholders, but the Property Trustee may make such further inquiry or investigation into such facts or matters as it may see fit;

      (i) the Property Trustee may execute any of its trusts or powers hereunder or perform any of its duties hereunder either directly or by or through its agents or attorneys, and the Property Trustee shall not be responsible for any misconduct or negligence on the part of or for the supervision of any such agent or attorney appointed by it with due care hereunder;

      (j) whenever in the administration of this Declaration of Trust the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders of the Trust Securities which instructions may only be given by the Holders of the same proportion in Liquidation Amount of the Trust Securities as would be entitled to direct the Property Trustee under the terms of the Trust Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be fully protected in acting in accordance with such instructions;

      (k) except as otherwise expressly provided by this Declaration of Trust, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration of Trust;

      (l) when the Property Trustee incurs expenses or renders services in connection with a Bankruptcy Event, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally; and

      (m) the Property Trustee shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Property Trustee obtains actual knowledge of such event or the Property Trustee receives written notice of such event from Securityholders holding at least 25%, of the Outstanding Trust Securities (based upon Liquidation Amount).

      No provision of this Declaration of Trust shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

      SECTION 8.4. Not Responsible for Recitals.

      The recitals contained herein and in the Trust Securities Certificates shall be taken as the statements of the Trust, and the Trustees do not assume any responsibility for their correctness. The Trustees shall not be accountable for the use or application by the Depositor of the proceeds of the Junior Subordinated Debt Securities.

      SECTION 8.5. May Hold Securities.

      Except as provided in the definition of the term "Outstanding" in Article I, any Trustee or any other agent of any Trustee or the Trust, in its individual or any other capacity, may become the owner or pledgee of Trust Securities and, subject to Sections 8.8 and 8.13, may otherwise deal with the Trust with the same rights it would have if it were not a Trustee or such other agent.

      SECTION 8.6. Compensation, Indemnity, Fees.

      Pursuant to Section 10.6 of the Indenture, the Depositor agrees:

      (a) to pay to the Trustees from time to time reasonable compensation for all services rendered by them hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

      (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration of Trust (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or willful misconduct;

      (c) to the fullest extent permitted by applicable law, to indemnify and hold harmless (i) each Trustee, (ii) any Affiliate of any Trustee, (iii) any officer, director, shareholder, employee, representative or agent of any Trustee, and (iv) any employee or agent of the Trust or its Affiliates, (referred to herein as an "Indemnified Person") from and against any loss, damage, liability, tax, penalty, expense or claim of any kind or nature whatsoever incurred by such Indemnified Person by reason of the creation, operation or termination of the Trust or any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of authority conferred on such Indemnified Person by this Declaration of Trust, except that no Indemnified Person shall be entitled to be indemnified in respect of any loss, damage or claim incurred by such Indemnified Person by reason of negligence or willful misconduct with respect to such acts or omissions; and

      (d) to the fullest extent permitted by applicable law, to advance expenses (including legal fees) incurred by an Indemnified Person in defending any claim, demand, action, suit or proceeding, from time to time, prior to the final disposition of such claim, demand action, suit or proceeding upon receipt by the Depositor of (i) a written affirmation by or on behalf of the Indemnified Person of its or his good faith belief that it or he has met the standard of conduct set forth in this Section 8.6 and (ii) an undertaking by or on behalf of the Indemnified Person to repay such amount if it shall be determined that the Indemnified Person is not entitled to be indemnified as authorized in the preceding subsection.

      The provisions of this Section 8.6 shall survive the termination of this Declaration of Trust or the earlier resignation or removal of any Trustee.

      No Trustee may claim any lien or charge on any Trust Property as a result of any amount due pursuant to this Section 8.6.

      The Depositor and any Trustee (in the case of the Property Trustee, subject to Section 8.8 hereof) may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and none of the Trust, the Holders of Trust Securities, the Depositor or any such Trustee shall have any rights by virtue of this Declaration of Trust in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. Neither the Depositor, nor any Trustee, shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and the Depositor or any Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Trustee may engage or be interested in any financial or other transaction with the Depositor or any Affiliate of the Depositor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Depositor or its Affiliates.

      SECTION 8.7. Corporate Property Trustee Required; Eligibility of Trustees.

      (a) There shall at all times be a Property Trustee hereunder with respect to the Trust Securities. The Property Trustee shall be a Person that is a national or state chartered bank and eligible pursuant to the Trust Indenture Act to act as such and has a combined capital and surplus of at least $50,000,000. If any such Person publishes reports of condition at least annually, pursuant to law or to the requirements of its supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Property Trustee with respect to the Trust Securities shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

      (b) There shall at all times be one or more Administrative Trustees hereunder. Each Administrative Trustee shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more persons authorized to bind that entity.

      (c) There shall at all times be a Delaware Trustee. The Delaware Trustee shall either be (i) a natural person who is at least 21 years of age and a resident of the State of Delaware or (ii) a legal entity with its principal place of business in the State of Delaware and that otherwise meets the requirements of applicable Delaware law that shall act through one or more persons authorized to bind such entity.

      SECTION 8.8. Conflicting Interests.

      If the Property Trustee has or shall acquire a conflicting interest within the meaning of the Trust Indenture Act, the Property Trustee shall either eliminate such interest or resign, to the extent and in the manner provided by, and subject to the provisions of, the Trust Indenture Act and this Declaration of Trust.

      SECTION 8.9. Co-Trustees and Separate Trustee.

      Unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust Property may at the time be located, the Depositor and the Administrative Trustees, by agreed action of the majority of such Trustees, shall have power to appoint, and upon the written request of the Administrative Trustees, the Depositor shall for such purpose join with the Administrative Trustees in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Property Trustee either to act as co-trustee, jointly with the Property Trustee, of all or any part of such Trust Property, or to the extent required by law to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case a Debenture Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make such appointment. Any co-trustee or separate trustee appointed pursuant to this Section shall either be (i) a natural person who is at least 21 years of age and a resident of the United States or (ii) a legal entity with its principal place of business in the United States that shall act through one or more persons authorized to bind such entity.

      Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

      Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

      (a) The Trust Securities shall be executed and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustees specified hereunder, shall be exercised, solely by such Trustees and not by such co-trustee or separate trustee.

      (b) The rights, powers, duties, and obligations hereby conferred or imposed upon the Property Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Property Trustee or by the Property Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Property Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

      (c) The Property Trustee at any time, by an instrument in writing executed by it, with the written concurrence of the Depositor, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case a Debenture Event of Default has occurred and is continuing, the Property Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor. Upon the written request of the Property Trustee, the Depositor shall join with the Property Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

      (d) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Property Trustee or any other trustee hereunder.

      (e) The Property Trustee shall not be required to supervise any co-trustee or separate trustee nor shall it be liable by reason of any act of a co-trustee or separate trustee or any employees or agents of a co-trustee or separate trustee.

      (f) Any Act of Holders delivered to the Property Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

      SECTION 8.10. Resignation and Removal; Appointment of Successor.

      No resignation or removal of any Trustee (the "Relevant Trustee") and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 8.11.

      Subject to the immediately preceding paragraph, a Relevant Trustee may resign at any time by giving written notice thereof to the Securityholders. If the instrument of acceptance by the successor Trustee required by Section 8.11 shall not have been delivered to the Relevant Trustee within 30 days after the giving of such notice of resignation, the Relevant Trustee may petition, at the expense of the Trust, any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

      Unless a Debenture Event of Default shall have occurred and be continuing, any Trustee may be removed at any time by Act of the Common Securityholder. If a Debenture Event of Default shall have occurred and be continuing, the Property Trustee or the Delaware Trustee, or both of them, may be removed at such time by Act of the Holders of a majority in Liquidation Amount of the Outstanding Preferred Securities, delivered to the Relevant Trustee (in its individual capacity and on behalf of the Trust). An Administrative Trustee may be removed by Act of the Common Securityholder at any time.

      If any Trustee shall resign, be removed or become incapable of acting as Trustee, or if a vacancy shall occur in the office of any Trustee for any cause, at a time when no Debenture Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the retiring Trustee, shall promptly appoint a successor Trustee or Trustees and the retiring Trustee shall comply with the applicable requirements of Section 8.11. If the Property Trustee or the Delaware Trustee shall resign, be removed or become incapable of continuing to act as the Property Trustee or the Delaware Trustee, as the case may be, at a time when a Debenture Event of Default shall have occurred and be continuing, the Preferred Securityholders, by Act of the Preferred Securityholders of a majority in Liquidation Amount of the Preferred Securities then Outstanding delivered to the retiring Relevant Trustee, shall promptly appoint a successor Relevant Trustee or Trustees, and such successor Trustee shall comply with the applicable requirements of Section
8.11. If an Administrative Trustee shall resign, be removed or become incapable of acting as Administrative Trustee, at a time when a Debenture

Event of Default shall have occurred and be continuing, the Common Securityholder, by Act of the Common Securityholder delivered to the Administrative Trustee, shall promptly appoint a successor Administrative Trustee or Administrative Trustees and such successor Administrative Trustee or Trustees shall comply with the applicable requirements of Section 8.11. If no successor Relevant Trustee shall have been so appointed by the Common Securityholder or the Preferred Securityholders and accepted appointment in the manner required by Section 8.11, any Securityholder who has been a Securityholder of Trust Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Relevant Trustee.

      The Property Trustee shall give notice of each resignation and each removal of a Trustee and each appointment of a successor Trustee to all Securityholders in the manner provided in Section 10.8 and shall give notice to the Depositor. Each notice shall include the name of the successor Relevant Trustee and the address of its Corporate Trust Office if it is the Property Trustee.

      Notwithstanding the foregoing or any other provision of this Declaration of Trust, in the event any Administrative Trustee or a Delaware Trustee who is a natural person dies or becomes, in the opinion of the Depositor, incompetent or incapacitated, the vacancy created by such death, incompetence or incapacity may be filled by (a) the unanimous act of remaining Administrative Trustees if there are at least two of them or (b) otherwise by the Depositor (with the successor in each case being a Person who satisfies the eligibility requirement for Administrative Trustees or Delaware Trustee, as the case may be, set forth in
Section 8.7).

      SECTION 8.11. Acceptance of Appointment by Successor.

      In case of the appointment hereunder of a successor Trustee, such successor Trustee so appointed shall execute, acknowledge and deliver to the Trust and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee, but, on the request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights powers and trusts of the retiring Trustee and if the Property Trustee is the resigning Trustee the Property Trustee shall duly assign, transfer and deliver to the successor Property Trustee all Trust Property and money held by such retiring Property Trustee hereunder.

      In case of the appointment hereunder of a successor Relevant Trustee, the retiring Relevant Trustee and each successor Relevant Trustee with respect to the Trust Securities shall execute and deliver an amendment hereto wherein each successor Relevant Trustee shall accept such appointment and which (a) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Relevant Trustee all the rights, powers, trusts and duties of the retiring Relevant Trustee with respect to the Trust Securities and the Trust and (b) shall add to or change any of the provisions of this Declaration of Trust as shall be necessary to provide for or facilitate the administration of the Trust by more than one Relevant Trustee, it being understood that nothing herein or in such amendment shall constitute such Relevant Trustees co-trustees if the same trust and that each such Relevant Trustee shall be Trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Relevant Trustee; and upon the execution and delivery of such amendment the resignation or removal of the retiring Relevant Trustee shall become effective to the extent provided therein and each such successor Relevant Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Relevant Trustee; but, on request of the Trust or any successor Relevant Trustee such retiring Relevant Trustee shall duly assign, transfer and deliver to such successor Relevant Trustee all Trust Property, all proceeds thereof and money held by such retiring Relevant Trustee hereunder with respect to the Trust Securities and the Trust.

      Upon request of any such successor Relevant Trustee, the Trust shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Relevant Trustee all such rights, powers and trusts referred to in the first or second preceding paragraph, as the case may be.

      No successor Relevant Trustee shall accept its appointment unless at the time of such acceptance such successor Relevant Trustee shall be qualified and eligible under this Article.

      SECTION 8.12. Merger, Conversion, Consolidation or Succession to Business.

      Any Person into which the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Relevant Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of such Relevant Trustee, shall be the successor of such Relevant Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto.

      SECTION 8.13. Preferential Collection of Claims Against Depositor or
Trust.

      In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Trust Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Trust Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

      (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Trust Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

      (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

      Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or compensation affecting the Trust Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION 8.14. Reports by Property Trustee.

      (a) Within 60 days after May 15 of each year or at such other time as required under (S) 313(b) of the Trust Indenture Act, the Property Trustee shall transmit to all Securityholders in accordance with Section 10.8, and to the Depositor, a brief report dated as of the prior December 31 with respect to:

            (i) its eligibility under Section 8.7 or, in lieu thereof, if to the best of its knowledge it has continued to be eligible under said Section, a written statement to such effect; and

            (ii) any change in the property and funds in its possession as Property Trustee since the date of its last report and any action taken by the Property Trustee in the performance of its duties hereunder which it has not previously reported and which in its opinion materially affects the Trust Securities.

      (b) In addition, the Property Trustee shall transmit to Securityholders such reports concerning the Property Trustee and its actions under this Declaration of Trust as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto.

      (c) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Property Trustee with each national stock exchange, the NASDAQ National Market or such other interdealer quotation system or self-regulatory organization upon which the Trust Securities are listed or traded, with the Commission and with the Depositor.

      SECTION 8.15. Reports to the Property Trustee.

      The Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 of the Trust Indenture Act (if any) and the compliance certificate required by Section 314(a) of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

      SECTION 8.16. Evidence of Compliance with Conditions Precedent.

      Each of the Depositor and the Administrative Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration of Trust that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to
Section 314(c)(1) of the Trust Indenture Act shall be given in the form of an Officers' Certificate.

      SECTION 8.17 Number of Trustees.

      (a) The number of Trustees shall be four, provided that the Holder of all of the Common Securities by written instrument may increase or decrease the number of Administrative Trustees. The Property Trustee and the Delaware Trustee may be the same Person.

      (b) If a Trustee ceases to hold office for any reason and the number of Administrative Trustees is not reduced pursuant to Section 8.17(a), or if the number of Trustees is increased pursuant to Section 8.17(a), a vacancy shall occur. The vacancy shall be filled with a Trustee appointed in accordance with
Section 8.10.

      (c) The death, resignation, retirement, removal, bankruptcy, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 8.10, the Administrative Trustees in office, regardless of their number (and notwithstanding any other Provision of this Agreement), shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration of Trust.

      SECTION 8.18. Delegation of Power.

      (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purpose of executing any documents contemplated in Section 2.7(a), including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

      (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to the Depositor the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration of Trust, as set forth herein.

                                   ARTICLE IX

                       TERMINATION, LIQUIDATION AND MERGER

      SECTION 9.1. Termination Upon Expiration Date; Termination Upon Tax Event.

      (a) Unless earlier terminated, the Trust shall automatically terminate on November 18, 2051 (the "Expiration Date"), following the distribution of the Trust Property in accordance with Section 9.4.

      (b) If a Tax Event shall occur and be continuing, the Depositor may, at its option and subject to receipt of prior approval of the Federal Reserve if then required under applicable capital guidelines or policies of the Federal Reserve, terminate the Trust and distribute the Junior Subordinated Debt Securities to the Holders of the Trust Securities at any time within 90 days of the occurrence of such Tax Event and, if such Tax Event continues notwithstanding the taking of such actions, to prepay the Junior Subordinated Debt Securities in whole, but not in part, at the prepayment price (the "Tax Event Prepayment Price") equal to 100% of the principal amount of such Junior Subordinated Debt Securities plus accrued interest thereon to the date of prepayment; provided, however, that following such distribution of the Junior Subordinated Debt Securities or pursuant to Section 9.2(b), the Depositor agrees to use its best efforts to maintain any ratings of such Junior Subordinated Debt Securities by any nationally recognized rating agency for so long as any such Junior Subordinated Debt Securities are outstanding. Such right is subject to prior approval of the Federal Reserve if then required under applicable guidelines or policies of the Federal Reserve.

      SECTION 9.2. Early Termination.

      The first to occur of any of the following events is an "Early Termination Event":

      (a) the occurrence of a Bankruptcy Event in respect of, or the dissolution or liquidation of, the Depositor or the Holder of the Common Securities;

      (b) the written direction to the Property Trustee from the Holder of the Common Securities at any time (which direction is optional and wholly within the discretion of the Holder of the Common Securities (including upon the occurrence and continuation of a Tax Event in respect of the Trust)) to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, distribute a Like Amount of the Junior Subordinated Debt Securities to Securityholders in exchange for the Preferred Securities;

      (c) the redemption of all of the Trust Securities in connection with the redemption of all the Junior Subordinated Debt Securities (including upon the occurrence and continuation of a Tax Event pursuant to Section 11.7(b) of the Indenture); and

      (d) the entry of an order for dissolution of the Trust by a court of competent jurisdiction.

      SECTION 9.3. Termination.

      The respective obligations and responsibilities of the Trustees and the Trust created and continued hereby shall terminate upon the latest to occur of the following: (a) the payment of any expenses owed by the Trust, (b), the distribution by the Property Trustee to Securityholders upon the liquidation of the Trust pursuant to Section 9.4, or upon the redemption of all of the Trust Securities pursuant to Section 4.2, of all amounts required to be distributed hereunder upon the final payment of the Trust Securities, and (c) the discharge of all administrative duties of the Administrative Trustees, including the performance of any tax reporting obligations with respect to the Trust or the Securityholders.

      SECTION 9.4. Liquidation.

      (a) If an Early Termination Event specified in clause (a), (b) or (d) of
Section 9.2 occurs or upon the Expiration Date, the Trust shall be liquidated by the Trustees as expeditiously as the Trustees determine to be possible by distributing, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, to each Securityholder a Like Amount of Junior Subordinated Debt Securities, subject to Section 9.4(d). Notice of liquidation shall be given by the Property Trustee by first-class mail, postage prepaid, mailed not later than 30 nor more than 90 days prior to the Liquidation Date to each Holder of Trust Securities at such Holder's address appearing in the Securities Register. All notices of liquidation shall:

            (i) state the Liquidation Date (which in the case of any liquidation following the occurrence of a Tax Event shall not be more than 90 days following such occurrence);

            (ii) state that from and after the Liquidation Date, the Trust Securities will no longer be deemed to be Outstanding and any Trust Securities Certificates not surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities; and

            (iii) provide such information with respect to the mechanics by which Holders may exchange Trust Securities Certificates for Junior Subordinated Debt Securities, or if Section 9.4(d) applies receive a Liquidation Distribution, as the Administrative Trustees or the Property Trustee shall deem appropriate.

      (b) Except where Section 9.2(c) or 9.4(d) applies, in order to effect the liquidation of the Trust and distribution of the Junior Subordinated Debt Securities to Securityholders, the Property Trustee shall establish a record date for such distribution (which shall be not more than 45 days prior to the Liquidation Date) and, either itself acting as exchange agent or through the appointment of a separate exchange agent, shall establish such procedures as it shall deem appropriate to effect the distribution of Junior Subordinated Debt Securities in exchange for the Outstanding Trust Securities Certificates.

      (c) Except where Section 9.2(c) or 9.4(d) applies, after the Liquidation Date, (i) the Trust Securities will no longer be deemed to be Outstanding, (ii) certificates representing a Like Amount of Junior Subordinated Debt Securities will be issued to holders of Trust Securities, upon surrender of such certificates to the Administrative Trustees or their agent for exchange, (iii) any Trust Securities Certificates not so surrendered for exchange will be deemed to represent a Like Amount of Junior Subordinated Debt Securities accruing interest at the rate provided for in the Junior Subordinated Debt Securities from the last Distribution Date on which a Distribution was made on such Trust Securities Certificates until such certificates are so surrendered (or until such certificates are so surrendered, no payments of interest or principal will be made to the Holders of Trust Securities Certificates with respect to such Junior Subordinated Debt Securities) and (iv) all rights Securityholders holding Trust Securities will cease, except the right of such securityholders to receive Junior Subordinated Debt Securities upon surrender of Trust Securities Certificates.

      (d) In the event that, notwithstanding the other provisions of this
Section 9.4, whether because of an order for dissolution entered by a court of competent jurisdiction or otherwise, distribution of the Junior Subordinated Debt Securities in the manner provided herein is determined by the Property Trustee not to be practical, the Trust Property shall be liquidated, and the Trust shall be dissolved, wound-up or terminated, by the Property Trustee in such manner as the Property Trustee determines. In such event, on the date of the dissolution, winding-up or other termination of the Trust, Securityholders will be entitled to receive out of the assets of the Trust available for distribution to Securityholders after satisfaction of liabilities to creditors of the Trust as provided by applicable law, an amount equal to the aggregate of Liquidation Amount per Trust Security plus accumulated and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"). If, upon any such dissolution, winding up or termination, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then, subject to the next succeeding sentence, the amounts payable by the Trust on the Trust Securities shall be paid on a pro rata basis (based upon Liquidation Amounts). The holder of the Common Securities will be entitled to receive Liquidation Distributions upon any such dissolution, winding-up or termination pro rata (determined as aforesaid) with Holders of Preferred Securities, except that, if a Debenture Event of Default has occurred and is continuing, the Preferred Securities shall have a priority over the Common Securities. Any such determination and liquidation by the Property Trustee shall be conclusive upon the Securityholders and the Property Trustee shall have no liability in connection therewith.

      SECTION 9.5. Mergers, Consolidations, Amalgamations or Replacements of the Trust.

      The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any corporation or other Person, except pursuant to this Section 9.5. At the request of the Depositor, with the consent of the Administrative Trustees and without the consent of the Holders of the Preferred Securities, the Property Trustee or the Delaware Trustee, the Trust may merge with or into, consolidate, amalgamate, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to a trust organized as such under the laws of any State; provided, however, that (i) such successor entity either (a) expressly assumes all of the obligations of the Trust with respect to the Preferred Securities or (b) substitutes for the Preferred Securities other securities having substantially the same terms as the Preferred Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Preferred Securities rank in priority with respect to distributions and payments upon liquidation, redemption and otherwise, (ii) the Depositor expressly appoints a trustee of such successor entity possessing the same powers and duties as the Property Trustee as the holder of the Junior Subordinated Debt Securities, (iii) the Successor Securities are listed or traded, or any Successor Securities will be listed or traded upon notification of issuance, on any national securities exchange or other organization on which the Preferred Securities are then listed or traded, if any, (iv) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause the Preferred Securities (including any Successor Securities) to be downgraded by any nationally recognized statistical rating organization, (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, (vi) such successor entity has a purpose identical to that of the Trust, (vii) prior to such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, the Depositor has received an Opinion of Counsel to the effect that (a) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights preferences and privileges of the holders of the Preferred Securities (including any Successor Securities) in any material respect, and (b) following such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease, neither the Trust nor such successor entity will be required to register as an investment company under the 1940 Act and (viii) the Depositor or any permitted successor or assign owns all of the Common Securities of such successor entity and guarantees the obligations of such successor entity under the Successor Securities at least to the extent provided by the Guarantee. Notwithstanding the foregoing, the Trust shall not, except with the consent of holders of 100% in Liquidation Amount of the Trust Securities, consolidate, amalgamate, merge with or into, or be replaced by or convey, transfer or lease its properties and assets substantially as an entirety to any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the successor entity to be classified as other than a grantor trust for United States federal income tax purposes.

                                    ARTICLE X

                            MISCELLANEOUS PROVISIONS

      SECTION 10.1. Limitation of Rights of Securityholders.

      The death or incapacity of any person having an interest, beneficial or otherwise, in Trust Securities shall not operate to terminate this Declaration of Trust, nor entitle the legal representatives or heirs of such person or any Securityholder for such person, to claim an accounting, take any action or bring any proceeding in any court for a partition or winding-up of the arrangements contemplated hereby, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

      SECTION 10.2 Liability of the Common Securityholder

      The Holder of the Common Securities shall be liable for all the debts and obligations of the Trust (other than with respect to the Preferred Securities) to the extent not satisfied out of the Trust's assets.

      SECTION 10.3. Amendment.

      (a) This Declaration of Trust may be amended from time to time by the Property Trustee, the Administrative Trustees and the Depositor, without the consent of any Securityholders (i) to cure any ambiguity, correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Declaration of Trust, which shall not be inconsistent with the other provisions of this Declaration of Trust; (ii) to modify, eliminate or add to any provisions of this Declaration of Trust to such extent as shall be necessary to ensure that the Trust will be classified for United States federal income tax purposes as a grantor trust at all times that any Trust Securities are Outstanding or to ensure that the Trust will not be required to register as an investment company under the 1940 Act; provided, however, that in the case of clause (i), such action shall not adversely effect in any material respect the interests of any Securityholder, and any amendments to this Declaration of Trust shall become effective when notice thereof is given to the Securityholders.

      (b) Except as provided in Section 10.2(c) hereof, any provision of this Declaration of Trust may be amended by the Trustees and the Depositor with (i) the consent of Trust Securityholders representing not less than a majority (based upon Liquidation Amounts) of the Trust Securities then Outstanding and
(ii) receipt by the Trustees of an Opinion of Counsel to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust for United States federal income tax purposes or the Trust's exemption from status of an investment company under the 1940 Act.

      (c) In addition to and notwithstanding any other provision in this Declaration of Trust, without the consent of each affected Securityholder (such consent being obtained in accordance with Section 6.3 or 6.8 hereof), this Declaration of Trust may not be amended to (i) change the amount or timing of any Distribution on the Trust Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the Trust Securities as of a specified date or (ii) restrict the right of a Securityholder to institute suit for the enforcement of any such payment on or after such date. Notwithstanding any other provision herein, without the unanimous consent of the Securityholders (such consent being obtained in accordance with Section 6.3 or 6.8 hereof), this paragraph (c) of this Section 10.2 may not be amended.

      (d) Notwithstanding any other provisions of this Declaration of Trust, no Trustee shall enter into or consent to any amendment to this Declaration of Trust which would cause the Trust to fail or cease to qualify for the exemption from status of an investment company under the 1940 Act or fail or cease to be classified as a grantor trust for United States federal income tax purposes.

      (e) Notwithstanding anything in this Declaration of Trust to the contrary, without the consent of the Depositor this Declaration of Trust may not be amended in a manner which imposes any additional obligation on the Depositor.

      (f) Notwithstanding any other provision of this Declaration of Trust, no amendment to this Declaration of Trust may be made if, as a result of such amendment, it would cause the Trust to fail to be classified as a grantor trust for United States federal income tax purposes.

      (g) In the event that any amendment to this Declaration of Trust is made, the Administrative Trustees shall promptly provide to the Depositor a copy of such amendment.

      (h) Neither the Property Trustee nor the Delaware Trustee shall be required to enter into any amendment to this Declaration of Trust which affects its own rights, duties or immunities under this Declaration of Trust or would otherwise expose the Property Trustee to any liability or be contrary to applicable law. The Property Trustee shall be entitled to receive an Opinion of Counsel and an Officers' Certificate stating that any amendment to this Declaration of Trust is in compliance with this Declaration of Trust.

      SECTION 10.4. Separability.

      In case any provision in this Declaration of Trust or in the Trust Securities Certificates shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 10.5. Governing Law.

      This Declaration of Trust and the rights and obligations of each of the Securityholders, the Trust and the Trustees with respect to this Declaration of Trust and the Trust Securities shall be construed in accordance with and governed by the laws of the State of Delaware without regard to its conflict of laws principles. The provisions of Sections 3540 and 3561 of Title 12 of the Delaware Code shall not apply to this Trust.

      SECTION 10.6. Payments Due on Non-Business Day.

      If the date fixed for any payment on any Trust Security shall be a day that is not a Business Day, then such payment need not be made on such date but may be made on the next succeeding day that is a Business Day (except as otherwise provided in Sections 4.1(a) and 4.2(d)), with the same force and effect as though made on the date fixed for such payment, and no interest shall accrue thereon for the period after such date.

      SECTION 10.7. Successors.

      This Declaration of Trust shall be binding upon and shall inure to the benefit of any successor to the Depositor, the Trust or the Relevant Trustee, including any successor by operation of law. Except in connection with a consolidation, merger or sale involving the Depositor that is permitted under
Article VI of the Indenture and pursuant to which the assignee agrees in writing to perform the Depositor's obligations hereunder, the Depositor shall not assign its obligations hereunder.

      SECTION 10.8. Headings.

      The Article and Section headings are for convenience only and shall not affect the construction of this Declaration of Trust.

      SECTION 10.9. Reports, Notices and Demands.

      Any report, notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon any Securityholder or the Depositor may be given or served in writing by deposit thereof, first class postage prepaid, in the United States mail, hand delivery or facsimile transmission, in each case, addressed, (a) in the case of a Preferred Securityholder, to such Preferred Securityholder as such Securityholder's name and address may appear on the Securities Register; and (b) in the case of the Common Securityholder or the Depositor, to Republic New York Corporation, 452 Fifth Avenue, New York, NY 10018, Attention: Office of the Secretary, facsimile no.: (212) 382-5982. Any notice to Preferred Securityholders may also be given to such owners as have, within two years preceding the giving of such notice, filed their names and addresses with the Property Trustee for that purpose. Such notice, demand or other communication to or upon a Securityholder shall be deemed to have been sufficiently given or made, for all purposes, upon hand delivery, mailing or transmission.

      Any notice, demand or other communication which by any provision of this Declaration of Trust is required or permitted to be given or served to or upon the Trust, the Property Trustee, the Delaware Trustee or the Administrative Trustees shall be given in writing addressed (until another address is published by the Trust) as follows: (a) with respect to the Property Trustee to Bankers Trust Company, Four Albany Street, 4th Floor, New York, NY 10006, Attention:
Corporate Trust and Agency Group - Corporate Market Services; (b) with respect to the Delaware Trustee to Bankers Trust (Delaware), 1011 Centre Road, Suite 200, Wilmington, DE 19805-1266, Attention: Ms. Lisa Wilkins; and (c) with respect to the Administrative Trustees, to them at the address above for notices to the Depositor, marked "Attention: Office of the Secretary". Such notice, demand or other communication to or upon the Trust or the Property Trustee shall be deemed to have been sufficiently given or made only upon actual receipt of the writing by the Trust or the Property Trustee.

      SECTION 10.10 Agreement Not to Petition.

      Each of the Trustees and the Depositor agree for the benefit of the Securityholders that, until at least one year and one day after the Trust has been terminated in accordance with Article IX, they shall not file, or join in the filing of, a petition against the Trust under any bankruptcy, insolvency, reorganization or other similar law (including, without limitation, the United States Bankruptcy Code) (collectively, "Bankruptcy Laws") or otherwise join in the commencement of any proceeding against the Trust under any Bankruptcy Law. In the event the Depositor takes action in violation of this Section 10.9, the Property Trustee agrees, for the benefit of Securityholders, that at the expense of the Depositor, it shall file an answer with the bankruptcy court or otherwise properly contest the filing of such petition by the Depositor against the Trust or the commencement of such action and raise the defense that the Depositor has agreed in writing not to take such action and should be estopped and precluded therefrom and such other defenses, if any, as counsel for the Trustee or the Trust may assert. The provisions of this Section 10.9 shall survive the termination of this Declaration of Trust.

      SECTION 10.11. Trust Indenture Act; Conflict with Trust Indenture Act.

      This Declaration of Trust will be qualified under the Trust Indenture Act. This Declaration of Trust incorporates certain provisions of the Trust Indenture Act.

      (a) This Declaration of Trust is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration of Trust and shall, to the extent applicable, be governed by such provisions.

      (b) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

      (c) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required to be included in this Declaration of Trust by any of the provisions of the Trust Indenture Act, such required provision shall control. If any provision of this Declaration of Trust modifies or excludes any provision of the Trust Indenture Act which may be so modified or excluded, the latter provision shall be deemed to apply to this Declaration of Trust as so modified or excluded, as the case may be.

      (d) The application of the Trust Indenture Act to this Declaration of Trust shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

      SECTION 10.12. Acceptance of Terms of Declaration of Trust, Guarantee and Indenture.

      THE RECEIPT AND ACCEPTANCE OF A TRUST SECURITY OR ANY INTEREST THEREIN BY OR ON BEHALF OF A SECURITYHOLDER OR ANY BENEFICIAL OWNER, WITHOUT ANY SIGNATURE OR FURTHER MANIFESTATION OF ASSENT, SHALL CONSTITUTE THE UNCONDITIONAL ACCEPTANCE BY THE SECURITYHOLDER AND ALL OTHERS HAVING A BENEFICIAL INTEREST IN SUCH TRUST SECURITY OF ALL THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST AND AGREEMENT TO THE SUBORDINATION PROVISIONS AND OTHER TERMS OF THE GUARANTEE AND THE INDENTURE, AND SHALL CONSTITUTE THE AGREEMENT OF THE TRUST, SUCH SECURITYHOLDER AND SUCH OTHERS THAT THE TERMS AND PROVISIONS OF THIS DECLARATION OF TRUST SHALL BE BINDING, OPERATIVE AND EFFECTIVE AS BETWEEN THE TRUST AND SUCH SECURITYHOLDER AND SUCH OTHERS.

                                          REPUBLIC NEW YORK CORPORATION,
                                                Depositor


                                          By:
                                                Name:
                                                Title:

                                          BANKERS TRUST COMPANY,
                                                 as Property Trustee


                                          By:
                                                Name:
                                                Title:

                                          BANKERS TRUST (DELAWARE),
                                                 as Delaware Trustee and not
                                          in its individual capacity


                                          By:
                                              Name:
                                              Title:


                                          THOMAS F. ROBARDS, not in his
                                          individual capacity but solely
                                          as Trustee


                                          ---------------------------------


                                          STEPHEN J. SAALI, not in his
                                          individual capacity but solely
                                          as Trustee


                                          ---------------------------------

                                                                       EXHIBIT A
                             CERTIFICATE OF TRUST OF
                      REPUBLIC NEW YORK CAPITAL ___________


THIS CERTIFICATE OF TRUST of Republic New York Capital _________ (the "Trust"), dated as of _________________, is being duly executed and filed by Bankers Trust (Delaware), a Delaware banking corporation, as trustee, Thomas F. Robards, an individual, as trustee and Stephen Saali, an individual, as trustee to form a business trust under the Delaware Business Trust Act (12 Del. C. Section 3801, et seq.).

      1. The name of the business trust formed hereby is Republic New York Capital ________.

      2. The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware are as follows: Bankers Trust (Delaware)1011 Centre Road, Suite 200, Wilmington, DE 19805-1266.

      3. This Certificate of Trust shall be effective upon filing with the Secretary of State.

      4. The Trust created hereby shall terminate on ________________.

      IN WITNESS WHEREOF, the undersigned, being the trustees of the Trust, have executed this Certificate of Trust as of the date first written above.

                                          BANKERS TRUST (DELAWARE),
                                          not in its individual capacity but
                                          solely as trustee


                                          By:
                                             -----------------------------
                                             Name:
                                             Title:

                                          THOMAS F. ROBARDS, not in his
                                          individual capacity but solely as
                                          trustee


                                          --------------------------------

                                          STEPHEN SAALI, not in his
                                          individual capacity but solely as
                                          trustee


                                          --------------------------------

                                                                       EXHIBIT B

      IF THE PREFERRED SECURITY IS TO BE A GLOBAL CERTIFICATE INSERT--This Preferred Security is a Global Certificate within the meaning of the Declaration of Trust hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depositary") or a nominee of the Depositary. This Preferred Security is exchangeable for Preferred Securities registered in the name of a person other than the Depositary or its nominee only in the limited circumstances described in the Declaration of Trust and no transfer of this Preferred Security (other than a transfer of this Preferred Security as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in limited circumstances.

      Unless this Preferred Security is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York) to Republic New York Capital ________ or its agent for registration of transfer, exchange or payment, and any Preferred Security issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of The Depository Trust Company and any payment hereon is made to Cede & Co., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

Certificate Number                            Number of Preferred Securities

                                CUSIP NO. [    ]
                   Certificate Evidencing Preferred Securities
                                       of
                       Republic New York Capital ________
                                 [Name of Issue]
           (Liquidation Amount $_____________ per Preferred Security)

      Republic New York Capital ___________, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of _______ ( ) Preferred Securities of the Trust representing an undivided beneficial interest in the assets of the Trust and designated Republic New York Capital _____ [Name of issue] (Liquidation Amount $____________ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer as provided in Section
5.4 of the Declaration of Trust (as defined below). The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities are set forth in, and this certificate and the Preferred Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ______________________, as the same may be amended from time to time (the "Declaration of Trust") including the designation of the terms of Preferred Securities as set forth therein. The Holder is entitled to the benefits of the Guarantee Agreement entered into by Republic New York Corporation, a corporation, and Bankers Trust Company, as guarantee trustee, dated as of _____________________, (the "Guarantee"), to the extent provided therein. The Trust will furnish a copy of the Declaration of Trust and the Guarantee to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

      IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ___ day of ________ , __________

                                          Republic New York Capital ___


                                          By:
                                             ------------------------------
                                             Name:
                                             Administrative Trustee

                                          COUNTERSIGNED AND REGISTERED:

                                            BANKERS TRUST COMPANY,
                                              as Transfer Agent and Registrar


                                          BY:
                                                Authorized Signatory

                                   ASSIGNMENT

            FOR VALUE RECEIVED, the undersigned assigns and transfers
                          this Preferred Security to:

        (Insert assignee's social security or tax identification number)

                    (Insert address and zip code of assignee)

and irrevocably appoints

agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date:  _________


Signature:
          ----------------------------------------------------------------------
          (Sign exactly as your name appears on the other side of this
                         Preferred Security Certificate)

   The signature(s) should be guaranteed by an eligible guarantor institution
      (banks, stockbrokers,savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to SEC Rule 17Ad-15.

                                                                       EXHIBIT C

                      THIS CERTIFICATE IS NOT TRANSFERABLE

Certificate Number                              Number of Common Securities

                    Certificate Evidencing Common Securities
                                       of
                       Republic New York Capital _________

                           ________% Common Securities
               (Liquidation Amount $________ per Common Security)

      Republic New York Capital __________, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Republic New York Corporation (the "Holder") is the registered owner of __________( ) common securities of the Trust representing beneficial interests of the Trust and designated the _______% Common Securities (Liquidation Amount $___________ per Common Security) (the "Common Securities"). Except as set forth in Section 5.10 of the Declaration of Trust (as defined below) the Common Securities are not transferable and any attempted transfer hereof shall be void. The designations, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities are set forth in, and this certificate and the Common Securities represented hereby are issued and shall in all respects be subject to the terms and provisions of, the Amended and Restated Declaration of Trust of the Trust dated as of ____________, ____, as the same may be amended from time to time (the "Declaration of Trust") including the designation of the terms of the Common Securities as set forth therein. The Trust will furnish a copy of the Declaration of Trust to the Holder without charge upon written request to the Trust at its principal place of business or registered office.

      Upon receipt of this certificate, the Holder is bound by the Declaration of Trust and is entitled to the benefits thereunder.

      IN WITNESS WHEREOF, one of the Administrative Trustees of the Trust has executed this certificate this ____ day of __________, __.

                                          REPUBLIC NEW YORK CAPITAL _____


                                          By:
                                              --------------------------------
                                              Name:
                                              Administrative Trustee

                                          COUNTERSIGNED AND REGISTERED:

                                            BANKERS TRUST COMPANY,
                                               as Transfer Agent and Registrar


                                          BY:
                                                Authorized Signatory


                                      C-1